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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
New Century Financial Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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18400 Von Karman, Suite 1000
Irvine, California 92612

NOTICE OF ANNUAL MEETING

Dear New Century Stockholder:

        You are cordially invited to attend our Annual Meeting of the Stockholders of New Century Financial Corporation on May 21, 2003, at our headquarters located at 18400 Von Karman, Suite 1000, Irvine, California. The meeting will begin at 9:00 a.m.

        At the meeting, you will be asked to consider and vote on:

  1.
  The re-election of Robert K. Cole, Donald E. Lange and William J. Popejoy as directors for three-year terms ending in 2006;

  2.
  The ratification of KPMG LLP's appointment as our independent auditors for 2003;

  3.
  The approval of an amendment to our Stock Option Plan that would increase the number of shares issuable under the plan by 1,000,000 shares; and

  4.
  Any other business properly presented at the meeting.

        Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. You need not be present at the meeting in order to vote. You may vote by signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope. If you later decide to attend the meeting, you may withdraw your proxy and vote personally on each matter. Therefore, we recommend that you sign and return the enclosed proxy card without delay.

        We are mailing this Proxy Statement and accompanying proxy card to you on or about April 17, 2003, as part of our Board of Directors' solicitation of proxies to be voted at the 2003 Annual Meeting of Stockholders, and at any adjournments of that meeting. We are also enclosing a copy of our 2002 Annual Report to Stockholders, which includes our financial statements for 2002. The Annual Report is not, however, part of the proxy materials.

                      By Order of the Board of Directors,

                      Stergios Theologides
                      Secretary

Irvine, California
April 17, 2003

TABLE OF CONTENTS

Questions and Answers	2
Proposals You May Vote On	6
Proposal 1 — Election of Directors	6
Proposal 2 — Ratification of Independent Auditors	8
Proposal 3 — Amendment to Increase the Number of Shares Issuable under our Stock Option Plan	9
Summary of Stock Option Plan	10
Equity Compensation Plans	15
Specific Benefits; Aggregate Past Grants	16
Security Ownership of Principal Stockholders and Management	18
Performance Graph	20
Board of Directors and Committees of our Board	21
Director Biographical Information	21
Attendance at Board and Committee Meetings	22
Committees of our Board	23
Compensation of Directors	24
Compensation Committee Interlocks and Insider Participation	25
Audit Committee Report	26
Report of Compensation Committee	27
Overall Compensation Policies	27
2002 Executive Compensation	27
2003 Executive Compensation	28
Executive Compensation	29
Employment Agreements and Change-in-Control Arrangements	29
Summary Compensation Table	31
Option Grants in 2002	32
Aggregated Option Exercises and Fiscal Year-End Option Values	33
Section 16(a) Beneficial Ownership Reporting Compliance	33
Appendix A — Audit Committee Charter	A-1

QUESTIONS AND ANSWERS

Q:
What am I voting on?

A:
(1)    Re-election of three directors (Robert K. Cole, Donald E. Lange and William J.
        Popejoy) for three year terms ending in 2006 (see page 6 for details);

(2)
Ratification of KPMG LLP's appointment as our independent auditors for 2003 (see page 8 for details); and

(3)
Approval of an amendment to our Stock Option Plan to increase the number of shares issuable under the plan by 1,000,000 shares (see page 9 for details).

Q:
How does the Board recommend I vote on the proposals?

A:
Our Board of Directors recommends you vote FOR each of the director nominees and FOR each of the other two proposals.

Q:
Who is entitled to vote at the meeting?

A:
Holders of shares of our Common Stock as of the close of business on the record date, April 1, 2003, are entitled to vote.

Q:
How do I vote?

A:
If you hold stock as a registered stockholder, you can vote in person at the Annual Meeting or you can sign and date each proxy card you receive and return it in the prepaid envelope by the close of business on May 20, 2003. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR each of the three director nominees and FOR each of the other two proposals. If your stock is held through a broker or bank, you will receive voting instructions from your broker or bank describing the method for voting your stock.

  You have the right to revoke your proxy at any time before your shares are actually voted at the Annual Meeting by:

  (1)
  notifying our Secretary in writing at 18400 Von Karman, Suite 1000, Irvine, California 92612;

  (2)
  signing and returning a proxy card dated as of a later date; or

  (3)
  voting in person at our Annual Meeting.

Q:
How will voting on any other business be conducted?

A:
Other than the three proposals described in this Proxy Statement, we know of no other business to be considered at our Annual Meeting. However, if any other matters are properly presented at the meeting, your signed proxy card authorizes Robert K. Cole, our Chairman and Chief Executive Officer, and Brad A. Morrice, our Vice Chairman, President and Chief Operating Officer, to vote on those matters according to their best judgment.

Q:
Who will count the vote?

A:
Representatives of U.S. Stock Transfer Corporation, the independent Inspector of Elections, will count the votes.

Q:
What does it mean if I receive more than one proxy card?

A:
It probably means your shares are registered differently and are in more than one account. Sign and return all proxy cards to ensure that all your shares are voted.

Q:
How many shares can vote?

A:
As of the record date, there were 23,118,134 shares of our Common Stock issued and outstanding. Holders of our Common Stock are entitled to one vote per share for each matter before the meeting.

Q:
How many votes are necessary to take action at the meeting?

A:
To transact business at the meeting, a quorum of the eligible voting shares must be present at the meeting, whether in person or represented by proxy. A "quorum" is a majority of shares eligible to vote at the meeting. Because there were 23,118,134 shares eligible to vote as of the record date, we will need at least 11,559,068 shares present at the meeting to establish a quorum. Provided that a quorum exists, the three nominees for director who receive the most votes will be elected. For any other proposal to be approved, it must receive a majority of the votes present at the meeting and entitled to vote or represented by proxy. Finally, cumulative voting rights are not authorized and dissenters' rights are not applicable to the matters before the meeting.

Q:
What happens if I abstain?

A:
If you submit a properly signed proxy card and indicate your intention to "ABSTAIN" on one or more proposals, your shares will still be considered present for purposes of determining a quorum. However, your abstention will not count "FOR" or "AGAINST" any proposal, and your shares will not be included in the calculation of whether any matter has received a majority of the votes present at the meeting and entitled to vote.

Q:
How will "broker non-votes" be treated?

A:
In some cases, brokers and nominees will return proxy cards indicating that they never received specific voting instructions from the beneficial owner and that they lack the discretionary power to vote the shares on behalf of the beneficial owner. These are called "broker non-votes." Like abstentions, broker non-votes are considered "present" for purposes of establishing a quorum but are not included in the calculation of whether any proposal has received a majority of the votes present.

Q:
Who can attend the Annual Meeting?

A:
All stockholders as of the record date can attend our Annual Meeting, although seating is limited. If your shares are issued in your name and not held through a brokerage account and you wish to attend the meeting, please check the box on your proxy card. If your shares are held through a broker and you would like to attend, please (1) write or e-mail Carrie Marrelli, our Vice President of Investor Relations, at 18400 Von Karman, Suite 1000, Irvine, California 92612, or at cmarrell@ncen.com, and (2) bring a copy of your brokerage account statement or an omnibus proxy (which you can get from your broker) to the meeting.

Q:
When are stockholder proposals due for the 2004 Annual Meeting?

A:
To include a proposal in the proxy statement for our 2004 Annual Meeting, you must submit your proposal in writing to our Secretary at New Century Financial Corporation, 18400 Von Karman Avenue, Suite 1000, Irvine, California 92612. We must receive your proposal no later than December 13, 2003. For more information on how to include a proposal in next year's proxy statement, please see Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended.

  If you would like to present a stockholder proposal for our 2004 Annual Meeting outside of the process specified in Rule 14a-8, we must receive your proposal at least 60 but not more than 90 days before the meeting. Your proposal must describe briefly the business to be brought before the meeting, the reasons for conducting the business at the meeting and any personal interest in this business. Also, your proposal must be accompanied by your name and address as they appear on our books and the class and number of shares that you own. If your proposal is submitted according to our bylaws and is a proper matter for consideration, you will be allowed to present it from the floor during our 2004 Annual Meeting.

Q:
How are proxies being solicited?

A:
Our Board of Directors is soliciting your proxy for use at our Annual Meeting and any adjournment thereof by mailing this Proxy Statement and proxy card to our stockholders of record as of April 1, 2003. In addition, some of our directors, officers and regular employees may, without extra pay, make additional solicitations by telephone or in person. We will bear the cost of this proxy solicitation. We will also reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of our shares. Lastly, we might hire a proxy solicitation company to help solicit votes. We expect that the fee of the proxy solicitation company will not exceed $5,000.

Q:
How do I obtain a copy of your Annual Report on Form 10-K?

A:
Our Form 10-K is actually part of the Annual Report that is being mailed to you with this Proxy Statement. If you need another copy, please write or e-mail Carrie Marrelli, Vice President — Investor Relations, at 18400 Von Karman, Suite 1000, Irvine, California 92612, or at cmarrell@ncen.com.

PROPOSALS YOU MAY VOTE ON

PROPOSAL 1

ELECTION OF DIRECTORS

        Three directors will be elected to our Board of Directors at the Annual Meeting. Our Board of Directors is divided into three classes: Class I, Class II and Class III. Currently, there are nine directors — three Class I directors, three Class II directors and three Class III directors. The term of office of the current Class III directors expires after the 2003 Annual Meeting. The term of the current Class I directors expires in 2004 and the term of the current Class II directors expires in 2005. The term of the Class III directors to be elected at the Annual Meeting will expire in 2006.

        The nominees for re-election are Robert K. Cole, Donald E. Lange and William J. Popejoy. Each nominee has consented to be named in this Proxy Statement and to serve as a director if elected.

NOMINEES FOR CLASS III DIRECTOR

ROBERT K. COLE	Chairman and Chief Executive Officer
Age 56	Director since 1995

Mr. Cole has been our Chairman and Chief Executive Officer since December 1995. Mr. Cole also serves as a director of our subsidiary, New Century Mortgage Corporation. Previously, Mr. Cole served as President and Chief Operating Officer — Finance of Plaza Home Mortgage Corporation, a mortgage banking company, from February 1994 until March 1995.

DONALD E. LANGE	Director
Age 57	Director since 2002

Mr. Lange has served as the President and Chief Executive Officer of Pacific Financial Services, a mortgage banking and specialty finance company, since 1999. From March 2001 to February 2002, Mr. Lange served as President and Chief Executive Officer of OptiFI, Inc., a private company specializing in prepayment analytics. Previously, he served as the President and Chief Executive Officer of several specialty finance subsidiaries of Weyerhauser Company, including Weyerhaeuser Financial Services, Weyerhauser Mortgage Company and Weyerhaeuser Venture Company. Mr. Lange served as a director of Mortgage Electronic Registration System (MERS) from 1995 until 2002. In addition, he was a director of Pacific Gulf Properties from 1998 until 2001 and a director of Pedestal from 1999 until 2001. Mr. Lange was the President of the Mortgage Bankers Association of America in 1999.

WILLIAM J. POPEJOY	Director
Age 64	Director since 2002

Mr. Popejoy has been the Managing Member of Pacific Capital Investors, an investment partnership, since 1999. Previously, he was Director of the California State Lottery and before that, Chief Executive Officer of Orange County. Mr. Popejoy has been the CEO of several financial institutions including the Federal Home Loan Mortgage Corporation (Freddie Mac). In addition, Mr. Popejoy has served since 1996 as a Trustee of PIMCO Funds and as a director of PIMCO Commercial Mortgage Securities, Inc.

Detailed information regarding each of our Class I and Class II directors is provided on page 21.

        At the Annual Meeting, you will be asked to re-elect the three Class III directors for terms of three years or until their successors are elected. The three candidates receiving the highest number of votes will be elected.

        If any nominee becomes unavailable for any reason, the persons named in the proxy card will vote "FOR" the candidate that our Board of Directors selects to replace the nominee.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU
VOTE "FOR" EACH OF THE THREE NOMINEES.

PROPOSAL 2

RATIFICATION OF INDEPENDENT AUDITORS

        Our Audit Committee has appointed KPMG LLP as the independent auditors of New Century Financial Corporation for the fiscal year ending December 31, 2003. Our Board of Directors has ratified the appointment of KPMG LLP as our independent auditors and seeks your ratification of this decision.

        KPMG LLP has served as our independent auditors for the past six years. A KPMG representative is expected to attend our Annual Meeting to answer appropriate questions and make a statement if he or she so desires.

        This proposal must be approved by a majority of the shares entitled to vote and present in person or represented by proxy at our Annual Meeting. If our stockholders do not ratify KPMG LLP's appointment as our independent auditors, then our Audit Committee will reconsider the selection of our independent auditors.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU
VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT
OF KPMG LLP AS OUR INDEPENDENT AUDITORS.

PROPOSAL 3

AMENDMENT TO INCREASE SHARES AVAILABLE
UNDER THE 1995 STOCK OPTION PLAN

The Proposed Amendment

        On February 27, 2003, upon the recommendation of our Compensation Committee, our Board of Directors adopted an amendment to our Stock Option Plan increasing the number of shares of our Common Stock that may be issued under our Stock Option Plan from 5,500,000 to 6,500,000 shares. However, our stockholders must approve this amendment before it can take effect.

Why does our Stock Option Plan need more shares?

        One of the primary purposes of our Stock Option Plan is to attract, motivate and retain officers and key employees through stock options, restricted stock and other incentive awards. We believe that there are not enough shares available under our Stock Option Plan to accomplish this objective.

        If our stockholders approve this amendment, then we will have approximately 1,286,900 shares available for future grants. These remaining shares will provide our Board of Directors with flexibility necessary to attract and retain officers and key employees in the coming years. As a result, our Board of Directors believes that a 1,000,000-share increase in the number of shares available for issuance under our Stock Option Plan is desirable and in New Century's best interests.

        The number, amount and type of future awards to officers and directors will be based on the discretion of our Compensation Committee and has not been determined at this time. Please see the summary on the next page for more information about our Stock Option Plan.

Vote Required for Approval

        This proposal must be approved by a majority of the shares entitled to vote and present in person or represented by proxy at our annual meeting.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU
VOTE "FOR" APPROVAL OF THIS PROPOSED AMENDMENT TO
OUR 1995 STOCK OPTION PLAN.

SUMMARY OF OUR STOCK OPTION PLAN

        To help you evaluate Proposal 3, we have summarized the key features of our Stock Option Plan. Because this is only a summary, it does not contain all the information that may be important to you in considering Proposal 3.

        We have filed the full text of the amended Stock Option Plan with the Securities and Exchange Commission as an exhibit to this Proxy Statement. It is available on the SEC's website at http://www.sec.gov. You may also receive a free copy of our Stock Option Plan by sending a written request to Carrie Marrelli, Vice President-Investor Relations at 18400 Von Karman, Suite 1000, Irvine, California 92612, or at cmarrell@ncen.com.

Purpose of the Plan

        We adopted our Stock Option Plan in December 1995. Its purpose is to promote our success by providing a means to attract, motivate and retain key employees, consultants, advisors and directors.

Administration

        Awards under our Stock Option Plan are recommended by management and approved by our Compensation Committee, which consists of four independent non-employee members of our Board of Directors. Our Compensation Committee has the power to interpret our Stock Option Plan and any award agreements, accelerate or extend the vesting or exercisability of awards, extend the term of any award (within the maximum 10-year limit), and make all other decisions necessary or desirable to administer our Stock Option Plan.

        Our Compensation Committee may allow the purchase price of an award or shares of our Common Stock under our Stock Option Plan to be paid in the form of cash, by the delivery of already-owned shares of our Common Stock, by delivery of a promissory note that satisfies the requirements of the plan, or in any other form permitted by law. Our Stock Option Plan does not limit the authority of our Board of Directors or our Compensation Committee to grant awards or authorize any other compensation, with or without reference to our Common Stock, under any other plan or authority.

Participation in the Plan

        Under our Stock Option Plan, our Compensation Committee can grant awards to officers, key employees and consultants. In addition, our non-employee directors receive automatic annual stock options described below under the heading "Types of Awards — Stock Options." Including executive officers and directors, approximately 2,710 people are eligible to receive awards under our Stock Option Plan.

        The following information may be relevant to your analysis of this proposal.

Number of Shares Available for Issuance under the Plan	286,900
Total Number of Granted but Unexercised Options	3,453,899
Total Number of Shares of Outstanding Restricted Stock	283,923
Weighted Average Exercise Price of Granted but Unexercised Options	$15.26
Weighted Average Term Remaining for Granted but Unexercised Options	7.94 years

Types of Awards

        Under our Stock Option Plan, our Compensation Committee may award:

  •
  Stock Options;

  •
  Restricted Stock;

  •
  Stock Appreciation Rights ("SARs"); and

  •
  Performance Share Awards.

        Each award generally will terminate, to the extent not previously exercised or otherwise paid, not more than 10 years after its date of grant.

Stock Options

        Our Compensation Committee determines the exercise price, vesting provisions, term and type of stock option granted to participants under our Stock Option Plan. Our Compensation Committee may grant two types of stock options — nonqualified stock options and incentive stock options. Stock options entitle the recipient to purchase shares of our Common Stock at the exercise price specified by our Compensation Committee in the recipient's award agreement.

        Incentive stock options are intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, and, therefore, they may only be granted to our employees. Moreover, the exercise price of incentive stock options must be at least equal to the fair market value of our Common Stock on the date of grant. If incentive stock options are granted to an owner of 10% or more of our Common Stock, then the exercise price must be at least 110% of the fair market value of our Common Stock on the date of grant.

        On the date of each annual meeting, each newly elected or appointed non-employee director is automatically granted nonqualified stock options to purchase 15,000 shares of our Common Stock. All returning non-employee directors are granted a nonqualified stock option for 10,000 shares. The exercise price for these stock options is equal to the closing price of our Common Stock on the date of our annual meeting. These stock options are granted for 10-year terms and vest in three equal annual installments.

Restricted Stock Awards

        Restricted Stock is stock registered in the recipient's name but subject to certain transfer and/or forfeiture restrictions, as specified in the recipient's award agreement. Our Compensation Committee may award restricted stock, establishing the number of shares, the grant date and the purchase price for the stock (if any). Our Compensation Committee may also impose whatever restrictions on the stock it deems appropriate, provided that the restrictions are imposed for a minimum of six months after the grant date.

Stock Appreciation Rights

        Our Compensation Committee may grant Stock Appreciation Rights to participants under our Stock Option Plan. This type of an award allows the participant to benefit from an appreciation in the value of our Common Stock. The terms of the SAR award set forth the number of shares, exercise price, vesting, term and any other features of the award. If the SAR is granted together with an incentive stock option, then the exercise price and vesting of the SAR will be tied to those terms of the related stock option. Our Compensation Committee may elect to pay participants the value of their awards in cash, Common Stock or in a combination of both.

Performance Share Awards

        Our Compensation Committee may grant performance share awards based on whatever factors it deems appropriate. Our Compensation Committee will specify the number of shares, the purchase price for the shares and any other conditions.

Performance-Based Awards

        Our Compensation Committee may grant other performance-based awards, which may be in the form of cash, stock options, restricted stock, SARs and performance share awards. These awards are intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended.

        Only our executive officers may receive performance-based awards. No executive officer may receive more than 500,000 shares of our Common Stock in any calendar year nor may any executive officer receive cash awards in excess of $1,000,000.

        The performance goals and performance targets are determined by our Compensation Committee and may be based on any of the following criteria:

Cash Flow Earnings Per Share Gain on Sale of Loans	Loan Production Volume Loan Quality	Return on Equity Total Stockholder Return

These goals and targets will be determined before the deadline specified in Section 162(m) of the Internal Revenue Code of 1986, as amended, and only at a time when achievement of such targets is substantially uncertain. Our Compensation Committee may adjust goals and targets if unanticipated events arise. Conversely, our Compensation Committee may reduce, but not increase, the amount of a performance-based award, even if the previously specified goals and targets are met.

Award Limits

        Our Stock Option Plan currently authorizes 5,500,000 shares of our Common Stock for issuance. If our stockholders approve Proposal 3, there will be an additional 1,000,000 shares, or 6,500,000 shares in total, available to issue to participants. In either event, no participant may receive awards for more than 500,000 shares in any calendar year. These limits are subject to adjustment in connection with stock splits, stock dividends and similar events. For more information on these adjustments, please consult Section 6.2 of our Stock Option Plan.

Non-Transferability

        Generally, awards under our Stock Option Plan may only be exercised by the participant and may not be sold, assigned, pledged, encumbered or otherwise transferred. However, the Compensation Committee may, for estate or tax planning purposes, allow a participant's relatives or related entities to exercise the participant's awards.

Termination of Employment

        The following table describes how different types of awards are usually treated upon termination of the participant's employment with us:

Type of Award	Reason for Termination	Consequences

Options not yet exercisable	For any reason	Options lapse immediately

	Discharge for cause	Options lapse immediately

Options that are exercisable	Retirement, total disability, death	Options must be exercised within 3 months of termination date, or sooner if provided in the option agreement

	For any other reason	Options must be exercised within 30 days of termination

SARs granted with options	For any reason	SARs terminate in the same manner as the related options

SARs granted without options	For any reason	SARs terminate in accordance with the award agreement

Restricted Stock	For any reason	Unvested shares are forfeited

Performance Shares	For any reason	Shares are forfeited according to the award unless the shares have been issued or have become issuable on the date of termination

Acceleration of Awards

        If certain events occur, all awards under our Stock Option Plan will become immediately vested unless, prior to the event, our Board of Directors determines that there will be either no acceleration or limited acceleration of vesting. These events are: (1) our dissolution or liquidation, (2) certain mergers or consolidations with other entities, and (3) the sale of all or substantially all of our assets.

Amendments and Termination of our Stock Option Plan; Limitations on Option Repricing

        Generally, our Board of Directors and our Compensation Committee have the authority to amend any aspect of our Stock Option Plan and any outstanding award granted thereunder. However, stockholder approval is required for any amendment that would (i) increase the maximum number of shares under our Stock Option Plan, (ii) materially increase the benefits to participants, or (iii) materially change the requirements for eligibility to participate in our Stock Option Plan. Also, stockholder approval is required for any option repricing where the new exercise price would be less than the fair market value of our Common Stock on the original grant date.

        Our Stock Option Plan will terminate in December 2005 unless sooner terminated by our Board of Directors. Upon termination, no further award grants may be made. However, any award grants made prior to termination will remain in effect and the participants will not lose their rights with respect to such awards until such awards terminate or expire.

Federal Income Tax Consequences

        Generally, the federal income tax consequences arising from awards under our Stock Option Plan are as follows:

Tax Effect
Type of Award	Taxable/Deductible Amount	On the Participant	On New Century

Incentive Stock Options	Difference between the sales price of the stock and the exercise price	Taxable upon sale of the underlying stock	Not deductible

Nonqualified Stock Options	Difference between the fair market value of the stock at the time of exercise and the exercise price	Taxable upon exercise of the option	Deductible at the time of exercise

Restricted Stock[1]	Difference between the fair market value of the stock when the restrictions lapse and the purchase price, if any	Taxable when the restrictions lapse	Deductible when the restrictions lapse

Performance Share Awards & Unrestricted Stock Bonuses	The fair market value of the stock when received	Taxable upon receipt	Deductible upon issuance

Cash-based Awards	The amount of the award	Taxable upon receipt	Deductible upon payment

  (1)
  If the restrictions involve a substantial risk of forfeiture, then the participant may defer recognizing income until the date upon which the substantial risk of forfeiture lapses. However, even in such case, the participant may elect to recognize income immediately in the amount equal to the difference between the fair market value of the stock on the date of grant and the purchase price, if any. If there is no substantial risk of forfeiture, then income is automatically recognized on the date of grant.

        If an award is accelerated under our Stock Option Plan, we may not be permitted to deduct the portion of the compensation attributable to the acceleration. Furthermore, if the award is not "performance-based" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, we may not be permitted to deduct such compensation. The above tax summary is based upon federal income tax laws in effect on April 1, 2003.

EQUITY COMPENSATION PLANS

        New Century currently maintains three equity-based compensation plans — our Stock Option Plan described above, our 1999 Incentive Compensation Plan, and our Employee Stock Purchase Plan. Each of these plans has been approved by our stockholders. The following table sets forth, for each of these plans, the number of shares of our Common Stock subject to outstanding stock options and rights, the weighted-average exercise price of outstanding stock options, and the number of shares remaining available for future award grants as of December 31, 2002.

Equity Compensation Plan Table

Plan category	Number of shares of New Century common stock to be issued upon exercise of outstanding options and rights	Weighted-average exercise price of outstanding options	Number of shares of New Century common stock remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column)
Equity compensation plans approved by stockholders	3,178,383	$13.81	2,430,383(1)(2)
Equity compensation plans not approved by stockholders	50,000(3)	$4.80	0

Total	3,228,383	$13.67	2,430,383

  (1)
  This number of shares is presented after giving effect to the 44,526 shares purchased under our Employee Stock Purchase Plan for the purchase period that ended December 31, 2002. Of the aggregate number of shares that remained available for future issuance, 634,773 were available under our Stock Option Plan and 1,795,610 were available under our Employee Stock Purchase Plan. The shares available under our Stock Option Plan are, subject to certain other limits under that plan, generally available for any type of award authorized under our Stock Option Plan including stock options, stock appreciation rights, restricted stock, stock bonuses, and performance shares.

  (2)
  There is no explicit share limit under our 1999 Incentive Compensation Plan. Bonuses under our 1999 Incentive Compensation Plan that exceed certain individual-based limits of that plan are paid in the form of a restricted stock award. Thus, the number of shares to be delivered with respect to our 1999 Incentive Compensation Plan in the future depends on the number and amount of bonuses paid under our 1999 Incentive Compensation Plan in the future.

  (3)
  This number of shares includes 40,000 non-qualified stock options granted to Edward F. Gotschall on December 4, 1996 and 10,000 non-qualified options granted to Fredric J. Forster on September 30, 1998. The stock options granted to Mr. Gotschall vested in three equal annual installments and were granted for a term of 10 years, subject to earlier termination in certain events related to termination of employment. The stock options granted to Mr. Forster vested in three equal annual installments and were granted for a term of 10 years.

SPECIFIC BENEFITS;
AGGREGATE PAST GRANTS UNDER OUR STOCK OPTION PLAN

        We have not approved any awards that are contingent on stockholder approval of the proposed Stock Option Plan amendment. If the 1,000,000 additional shares covered by the proposed amendment had been available for award grant purposes in fiscal 2002, we expect that our award grants for fiscal 2002 would not have been substantially different from those actually made in that year. For information regarding stock options and restricted stock awards granted to our named executive officers during fiscal 2002, see the material under the heading "Executive Compensation" below.

        The closing market price for a share of our Common Stock as of April 1, 2003 was $33.01 per share.

        As of April 1, 2003, stock options covering 6,202,820 shares of our Common Stock had been granted under our Stock Option Plan. The following table shows information regarding the distribution of those stock options among the persons and groups identified below, and stock option exercises prior to and stock option holdings as of that date.

			Number of Shares Underlying Options as of April 1, 2003
	Number of Shares Subject to Past Option Grants
		Number of Shares Acquired On Exercise
Name and Position			Exercisable	Unexercisable

Executive Group

Robert K. Cole(1) Chairman of the Board and Chief Executive Officer	520,305	32,333	243,972	244,000

Brad A. Morrice Vice Chairman, President and Chief Operating Officer	440,098	27,999	168,099	244,000

Edward F. Gotschall Vice Chairman and Chief Financial Officer	560,305	—	316,306	244,000

Patrick J. Flanagan President of New Century Mortgage	460,000	145,730	63,520	250,750

Patrick H. Rank President of Retail Operations of New Century Mortgage	85,000	—	25,502	59,498

Executive Group Total	2,065,708	206,062	817,398	1,042,248

Non-Executive Director Group

Fredric J. Forster	60,000	—	33,334	26,666

Donald E. Lange(1)	15,000	—	—	15,000

William J. Popejoy(1)	15,000	—	—	15,000

Michael M. Sachs	50,000	—	23,334	26,666

Terrence P. Sandvik	50,000	—	18,334	31,666

Richard A. Zona	50,000	—	18,334	31,666

Non-Exec. Director Group Total	240,000	—	93,336	146,664

Each other person who has received 5% or more of the options, warrants or rights under the Stock Option Plan	—	—	—	—

All employees, including all current officers who are not executive officers or directors, as a group	3,816,905	1,172,687	273,564	1,136,411

Total(2)	6,122,613	1,378,749	1,184,298	2,325,323

  (1)
  Messrs. Cole, Lange and Popejoy are nominees for re-election as directors.

  (2)
  80,207 stock options were transferred by an executive officer to a non-affiliate. All of these options have vested and 54,604 of those stock options have been exercised.

SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT
AND PRINCIPAL STOCKHOLDERS

        On April 1, 2003, the record date for the 2003 Annual Meeting, 23,118,134 shares of Common Stock were outstanding. No shares of any other class of our stock were outstanding. Only stockholders of record as of April 1, 2003, are entitled to vote at the 2003 Annual Meeting and at any adjournment thereof. Holders of Common Stock are entitled to one vote per share on all matters to come before the Annual Meeting and at any adjournment thereof.

        The following table sets forth information as of April 1, 2003, with respect to the beneficial ownership of our Common Stock by:

  (1)
  each known beneficial owner of more than 5% of our Common Stock;
  (2)
  each director;
  (3)
  each nominee for election to the Board of Directors;
  (4)
  each executive officer named in the Summary Compensation Table; and
  (5)
  all directors and executive officers as a group.

        For purposes of this table and except as otherwise indicated, beneficial ownership includes both voting and investment power with respect to the shares shown.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Class

Greenlight Capital, L.L.C. (3)	1,695,500	7.3

Executive Officers and Directors

Robert K. Cole (4)	1,309,490	5.7

Edward F. Gotschall (5)	1,269,046	5.6

Brad A. Morrice (6)	1,170,872	5.1

Patrick J. Flanagan (7)	178,338	*

Patrick H. Rank (8)	55,667	*

Fredric J. Forster (9)	45,001	*

Donald E. Lange	5,000	*

William J. Popejoy	—	—

Michael M. Sachs (10)	572,083	2.5

Terrence P. Sandvik (11)	30,136	*

Richard A. Zona (12)	30,001	*

Executive Officers & Directors as a Group (11 persons) (13)	4,665,644	21.1

  *
  Less than 1%.

(1)
Each of the directors and executive officers listed can be contacted through New Century Financial Corporation at 18400 Von Karman, Suite 1000, Irvine, California 92612.

(2)
If a stockholder holds stock options or other securities that are exercisable or otherwise convertible into our Common Stock within 60 days of April 1, 2003, we treat the Common Stock underlying those securities as owned by that stockholder, and as outstanding shares when we calculate that stockholder's percentage ownership of our Common Stock. However, we do not consider that Common Stock to be outstanding when we calculate the percentage ownership of any other stockholder.

(3)
The principal of Greenlight Capital, L.L.C. is Mr. David Einhorn. Greenlight Capital is located at 420 Lexington Avenue, Suite 1740, New York, New York 10170. The share information reflected is based on a Schedule 13D filed jointly on March 18, 2003 by Greenlight Capital and Mr. Einhorn.

(4)
Includes 243,972 shares of our Common Stock issuable pursuant to stock options exercisable within 60 days of April 1, 2003.

(5)
Includes 316,305 shares of our Common Stock issuable pursuant to stock options exercisable within 60 days of April 1, 2003.

(6)
Includes 168,099 shares of our Common Stock issuable pursuant to stock options exercisable within 60 days of April 1, 2003 and 16,103 shares owned by the Samantha H. Morrice Trust, the sole beneficiary of which is Mr. Morrice's daughter.

(7)
Includes 63,520 shares of our Common Stock issuable pursuant to stock options exercisable within 60 days of April 1, 2003.

(8)
Includes 25,502 shares of our Common Stock issuable pursuant to stock options exercisable within 60 days of April 1, 2003.

(9)
Includes 45,001 shares of our Common Stock issuable pursuant to stock options exercisable within 60 days of April 1, 2003.

(10)
Includes 225,232 shares of our Common Stock owned by Westrec PS Plan, of which Mr. Sachs is the trustee and sole beneficiary and 3,500 shares of our Common Stock owned by Mr. Sachs' wife. Also includes 35,001 shares of our Common Stock issuable pursuant to stock options exercisable within 60 days of April 1, 2003.

(11)
Includes 30,001 shares of our Common Stock issuable pursuant to stock options exercisable within 60 days of April 1, 2003.

(12)
Includes 30,001 shares of our Common Stock issuable pursuant to stock options exercisable within 60 days of April 1, 2003.

(13)
Includes 957,402 shares of our Common Stock issuable pursuant to stock options exercisable within 60 days of April 1, 2003.

PERFORMANCE GRAPH

        The following graph shows total return to stockholders compared to the Nasdaq Stock Market Index and a Peer Group Index over the period from December 31, 1997, by year through December 31, 2002.

Total Return Performance

	Period Ending

Index	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02

New Century Financial Corporation	100.00	130.49	153.66	102.44	132.00	250.24

NASDAQ Stock Market	100.00	140.99	261.48	157.42	124.89	86.33

Peer Group (2)	100.00	34.29	19.18	6.97	27.19	38.17

(1)
Assumes that $100.00 was invested on December 31, 1997, in our Common Stock at the closing price of $13.63 per share and at the closing price for each index on that date and that all dividends were reinvested. Prior to January 2002, we did not pay any dividends on our Common Stock. On January 15, 2002, we paid our first quarterly cash dividend of $0.05 per share. On January 31, 2003, we increased the quarterly cash dividend from $0.05 to $0.10 per share. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

(2)
The Peer Group Index consists of the following publicly traded companies engaged in the business of sub-prime mortgage banking: Aames Financial Corporation, American Business Financial Services, Delta Financial Corporation, Novastar Financial and Saxon Capital.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

        Our Board of Directors is responsible for overseeing our direction, affairs and management. Our Bylaws allow our Board of Directors to fix the number of directors of the Company. Currently, our Board of Directors has set the number of directors at nine members.

        Set forth below is information on each of the six directors whose three-year terms of office will continue after the 2003 Annual Meeting of Stockholders.

CLASS I DIRECTORS — Term expires in 2004

FREDRIC J. FORSTER	Director
Age 58	Director since 1997

Mr. Forster has been a private investor and business consultant since January 1998. From March 1999 to May 2001, Mr. Forster was a director of and consultant to LoanTrader, Inc., a private company that developed a website serving mortgage brokers and lenders. Previously, Mr. Forster was a Principal of Financial Institutional Partners Mortgage Company, LP from November 1996 until December 1998. Prior to that, he served as President and Chief Operating Officer of the savings and loan, H.F. Ahmanson and Company and its subsidiary, Home Savings of America.

EDWARD F. GOTSCHALL	Vice Chairman and Chief Financial Officer
Age 48	Director since 1995

Mr. Gotschall has been a Vice Chairman since December 1996 and our Chief Financial Officer since August 1998. From December 1995 to August 1998, he served as our Chief Operating Officer — Finance/Administration. Mr. Gotschall also serves as a director of New Century Mortgage and was its Chief Financial Officer from 1995 until February 2002. Previously, Mr. Gotschall was Executive Vice President and Chief Financial Officer of Plaza Home Mortgage Corporation, a mortgage banking company, from April 1994 to July 1995.

RICHARD A. ZONA	Director
Age 58	Director since 2000

Mr. Zona has been Chairman and Chief Executive Officer of Zona Financial, a private financial advisory firm, since 2000. Previously, Mr. Zona was Vice Chairman of U.S. Bancorp, a bank holding company, from 1996 to 2000, and Chief Financial Officer of U.S. Bancorp from 1989 to 1996. He currently serves as a Director of ING Direct Bank, F.S.B., Polaris Industries, Inc., a public company that manufactures snowmobiles, all-terrain vehicles and related equipment, and Shopko Stores, Inc., a public company and retailer of goods and services, and was a director of Centre Pacific Partners, a private equity firm, from 2000 to January 2003.

CLASS II DIRECTORS — Term expires in 2005

BRAD A. MORRICE	Vice Chairman, President and COO
Age 46	Director since 1995

Mr. Morrice has been our President since December 1995, a Vice Chairman of the Board since December 1996 and our Chief Operating Officer since January 2001. He also served as our General Counsel from December 1995 until December 1997. In addition, Mr. Morrice serves as Chairman and Chief Executive Officer of our subsidiary, New Century Mortgage Corporation. Previously, Mr. Morrice was President and Chief Operating Officer — Administration of Plaza Home Mortgage Corporation, a mortgage banking company, from February 1994 until March 1995.

MICHAEL M. SACHS	Director
Age 62	Director since 1995

Mr. Sachs has been Chairman of the Board and Chief Executive Officer of Westrec Financial, Inc., an operator of marinas and related businesses, since 1990. He has also served as Chairman of the Board and Chief Executive Officer of Pinpoint Systems, Inc., a manufacturer of marine electronic equipment, since December 1995.

TERRENCE P. SANDVIK	Director
Age 64	Director since 2000

From 1990 to 1999, Mr. Sandvik was President of U.S. Bancorp Business Technology Center at U.S. Bancorp, Inc. He also served previously on our Board of Directors from February 1999 to April 2000.

Attendance at Board and Committee Meetings

        During 2002, our Board of Directors met nine times. Also, during 2002, our Audit Committee met eight times, our Compensation Committee met four times and our Nominating Committee met two times. Our Executive Committee did not meet during 2002. Each director attended at least 75% of the meetings of our Board of Directors and the committees on which he served.

Committees of our Board

        Our Board of Directors has an Audit Committee, a Compensation Committee, an Executive Committee, and a Governance and Nominating Committee. The following table sets forth the committee assignments for each director.

Director	Audit	Compensation	Executive	Governance and Nominating

Robert K. Cole			X

Fredric J. Forster	X	X		X

Edward F. Gotschall

Donald E. Lange	X			X

Brad A. Morrice

William J. Popejoy		X		X

Michael M. Sachs	X	X	X	X

Terrence P. Sandvik		X

Richard A. Zona	X		X

Compensation Committee.

        Our Compensation Committee is comprised of Messrs. Forster, Popejoy, Sachs and Sandvik, all of whom are independent non-employee directors. Mr. Forster is the Chairman of our Compensation Committee. Our Compensation Committee has the responsibility for establishing the compensation and other benefits payable to our executive officers. It is also responsible for administering incentive compensation and benefit plans, including our Stock Option Plan and our 1999 Incentive Compensation Plan.

Executive Committee.

        From time to time, our Board of Directors delegates special powers and authority to our Executive Committee. Our Executive Committee is comprised of Messrs. Cole, Sachs and Zona. Mr. Cole is the Chairman of our Executive Committee. Any act of our Executive Committee requires at least two affirmative votes.

Governance and Nominating Committee.

        Our Governance and Nominating Committee is comprised of Messrs. Lange, Forster, Popejoy and Sachs, all of whom are independent non-employee directors. Mr. Popejoy is the Chairman of our Governance and Nominating Committee. Our Governance and Nominating Committee has the responsibility for (1) nominating persons to fill director vacancies, (2) recommending to our Board of Directors the slate of director nominees to be proposed by our Board of Directors to the stockholders annually, (3) evaluating the corporate governance practices of the Company, and (4) recommending to our Board of Directors corporate governance practices and policies. Stockholders wishing to recommend director candidates for consideration by our Governance and Nominating Committee may do so by writing to our Secretary in the manner described under the question "When are stockholder proposals due for the 2004 Annual Meeting?" on page 4 of this Proxy Statement.

Audit Committee.

        Our Audit Committee is comprised of Messrs. Forster, Lange, Sachs and Zona, all of whom are non-employee directors. Mr. Sachs is the Chairman of our Audit Committee. Under Nasdaq rules, Messrs. Forster, Lange, Sachs and Zona are all "independent directors". Our Board of Directors has designated Mr. Zona as the audit committee financial expert pursuant to the rules adopted by the Securities and Exchange Commission.

        Our Audit Committee operates under a written charter, the revised version of which was adopted by our Board of Directors on February 27, 2003. The charter was revised to take into account the Sarbanes-Oxley Act of 2002, the rules proposed and adopted by the Securities and Exchange Commission and the Nasdaq corporate governance proposals. A copy of this charter is included in this year's Proxy Statement as Appendix A and is also available on the Securities and Exchange Commission's website at http://www.sec.gov. You may also receive a free copy of our Audit Committee Charter by writing to Carrie Marrelli, Vice President-Investor Relations at 18400 Von Karman, Suite 1000, Irvine, California 92612, or at cmarrell@ncen.com.

        Our Audit Committee is responsible for monitoring and overseeing the process by which management reviews the adequacy of our internal accounting controls. It is also responsible for recommending and pre-approving all audit and permissible non-audit services provided by independent certified public accountants. Our Audit Committee has considered and determined that KPMG's provision of the services listed below as "All Other Fees" and "Tax Fees" is compatible with maintaining KPMG's independence. The chart below discloses fees of KPMG that we incurred with respect to fiscal years 2001 and 2002.

AUDITOR FEES

	2002	2001

Audit Fees	$354,500	$366,600

Audit Related Fees:	$206,844	$214,000

Tax Fees:	$778,537(1)	$491,340(2)

All Other Fees:	$108,870	$379,854

	$1,448,851	$1,451,794

(1)
Includes $372,687 attributable to tax compliance and preparation fees.
(2)
Includes $260,915 attributable to tax compliance and preparation fees.

Compensation of Directors

        Directors who are also employees of New Century do not receive any compensation for serving on our Board of Directors.

        During 2002, we paid our non-employee directors an annual retainer of $10,000 and a fee of $2,500 for each board or committee meeting attended. If a board and committee meeting occurred on the same day, the $2,500 meeting fee was only paid once. Also, we did not compensate non-employee directors for brief telephonic meetings for which the combined preparation and meeting time did not exceed one hour. Lastly, we reimbursed our non-employee directors for reasonable expenses incurred in attending meetings.

        Pursuant to our Stock Option Plan, after last year's annual meeting, we granted each non-employee director nonqualified stock options to purchase 10,000 shares of our Common Stock at an exercise price of $24.38 per share. On November 5, 2002, immediately after their election to our Board of Directors, we granted to Messrs. Lange and Popejoy stock options to purchase 15,000 shares of our Common Stock at an exercise price of $21.80 per share pursuant to our Stock Option Plan. After this year's meeting, each non-employee director will automatically receive stock options to purchase an additional 10,000 shares at an exercise price equal to the closing price of our Common Stock on the date of grant. All of these stock options will vest in three annual installments.

Certain Relationships and Related Transactions

        We have had a variety of business relationships with U.S. Bancorp which are listed below. As of March 15, 2002, U.S. Bancorp held convertible preferred stock with voting rights equivalent to 14.9% of our total outstanding voting power. As indicated below, as of April 19, 2002, U.S. Bancorp had converted this interest into shares of our Common Stock and sold all of these shares to private investors. Since that time, U.S. Bancorp has not had any voting rights with respect to New Century.

        Warehouse Credit Lending.    U.S. Bank National Association was the agent and lead lender under a warehouse line of credit that expired in May 2002.

        Subordinated Debt.    We borrowed $40 million from U.S. Bank in the form of subordinated debt. We repaid this debt on May 22, 2002.

        Trustee and Custodian Relationships.    U.S. Bank National Association serves as Trustee or Trust Administrator for our loan securitizations. In 2002, U.S. Bank received fees of approximately $115,000 for providing these services. During 2002, U.S. Bank also served as custodian of our loan files held as collateral under financing arrangements with third parties.

        Private Placement.    In February 2002, we repurchased 7,144 shares of our Series 1999A Convertible Preferred Stock from U.S. Bancorp for approximately $7 million. Concurrently, U.S. Bancorp entered into an agreement whereby it agreed to convert its remaining convertible preferred stock into 3,624,462 shares of our Common Stock and to sell those shares to a group of private investors. The sale of these shares was completed on April 19, 2002.

Compensation Committee Interlocks and Insider Participation

        No member of our Compensation Committee is a former or current officer or employee of New Century or any of its subsidiaries. No executive officer is a former or current member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

The following Reports of our Audit Committee and our Compensation Committee and the Performance Graph that appeared earlier in this Proxy Statement shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or incorporated by reference in any document so filed.

AUDIT COMMITTEE REPORT

To the Board of Directors of New Century Financial Corporation	March 20, 2003

        Our Committee has reviewed and discussed with the Company's management and its independent auditing firm, KPMG LLP, the Company's consolidated financial statements for the year ended December 31, 2002. In addition, we have discussed with KPMG LLP the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        Our Committee also has received and reviewed the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and we have discussed with that firm its independence. We also have discussed with the Company's management and KPMG LLP such other matters and received such assurances from them as we deemed appropriate.

        Management is responsible for the Company's internal controls and the financial reporting process. KPMG LLP is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. Our Committee's responsibility is to monitor and oversee these processes.

        Based on the foregoing review and discussions and a review of the report of KPMG LLP with respect to the consolidated financial statements, and relying thereon, we have recommended to the Company's Board of Directors the inclusion of the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

AUDIT COMMITTEE

Michael Sachs, Chair
Fredric Forster
Donald Lange
Richard Zona

REPORT OF COMPENSATION COMMITTEE

        Our Compensation Committee administers the Company's two incentive plans: the 1995 Stock Option Plan and the 1999 Incentive Compensation Plan. In addition, our Committee evaluates the performance and compensation levels of the Company's senior executives and considers management succession and related matters.

Overall Compensation Policies

        Our Committee's overriding objective is to structure executive compensation in a way that helps to achieve New Century's strategic and financial goals. To this end, our Committee is guided by the following basic principles:

  (1)
  Compensation levels should be appropriate to attract, retain and motivate talented executives and should be competitive with levels for executive officers of similar companies.

  (2)
  A substantial portion of each executive officer's annual compensation should be linked to New Century's overall financial performance.

  (3)
  Executive officers should have a strong incentive to advance long-term strategic and financial goals, and not merely be concerned with shorter-term financial performance.

  (4)
  Recognizing the importance of the unique partnership-like working relationship of the executive officers — Messrs. Cole, Morrice, Gotschall, Flanagan and Rank — our Committee strives to provide them with substantially equal compensation arrangements.

  (5)
  The tax implications to New Century and its executive officers of various payments and benefits should be considered in structuring total executive compensation.

        Our Committee relies principally on three forms of compensation to pursue these policies: annual salary, annual bonus and stock-based awards.

2002 Executive Compensation

        Effective as of January 1, 2002, New Century entered into new employment agreements with Messrs. Cole, Morrice, Gotschall and Flanagan, who were then the Company's Executive Officers. The new employment agreements are identical and are described in greater detail in the "Executive Compensation" section of the Proxy Statement in which this Report appears.

        Factors Considered.    The 2002 compensation for each of Messrs. Cole, Morrice, Gotschall and Flanagan was a function of (1) pre-established base salary compensation under their employment agreements, (2) pre-established return on equity targets, and (3) a discretionary grant of 75,000 stock options to each of Messrs. Cole, Morrice and Gotschall, and a discretionary grant of 150,000 stock options and 25,000 shares of restricted stock to Mr. Flanagan in recognition of New Century's strong performance and the significant contribution they each made to this performance.

        Base Salary.    The base salary of $385,875 for 2002 was established under the new employment agreements of Messrs. Cole, Morrice, Gotschall and Flanagan, and represented a 5% raise over the 2001 base salary of Messrs. Cole, Morrice and Gotschall.

        Bonus.    For 2002, each of Messrs. Cole, Morrice, Gotschall and Flanagan received a cash bonus of $578,813 and restricted stock worth $1,175,013, based on New Century's return on equity in 2002. Our Committee designed the bonus program to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. The specific targets were based on the ratio of earnings before income taxes compared to average stockholders' equity for the year.

        Stock-Based Compensation.    In 2002, our Committee granted to each of Messrs. Cole, Morrice and Gotschall stock options to purchase 75,000 shares of our Common Stock, and to Mr. Flanagan stock options to purchase 150,000 shares of our Common Stock. The grants were based on an evaluation of New Century's overall performance as well as the contribution of each of them to that performance.

2003 Executive Compensation

        Effective January 1, 2003, New Century entered into a new employment agreement with Mr. Rank, who had become an Executive Officer in 2002. The new employment agreement replaces the employment agreement New Century entered into with Mr. Rank effective August 1, 2001. Mr. Rank's new employment agreement is identical to those of the other Executive Officers except that Mr. Rank remains eligible to receive any remaining bonus payment due under his old employment agreement with respect to fiscal year 2002.

        For 2003, the Executive Officers will each receive a base salary of $405,175. This represents the contractually required 5% minimum increase over the base salary that Messrs. Cole, Morrice, Gotschall and Flanagan received in 2002. The bonus that the Executive Officers receive for 2003 will be based on return on equity targets identical to the 2002 targets.

March 20, 2003

COMPENSATION COMMITTEE

Fredric J. Forster, Chair
William J. Popejoy
Michael M. Sachs
Terrence P. Sandvik

EXECUTIVE COMPENSATION

Employment Agreements and Change-in-Control Arrangements

        Executive Officer Employment Agreements.    Effective January 1, 2002, we entered into revised employment agreements with Messrs. Cole, Morrice, Gotschall and Flanagan. Effective as of January 1, 2003, we entered into an identical revised employment agreement with Mr. Rank. Each employment agreement has a three-year term and, unless terminated by either party, renews for an additional three years at the end of each year. For instance, on December 31, 2003, the term of each agreement will be automatically extended until December 31, 2006 unless otherwise terminated.

        The agreements set the base salary at $385,875 for 2002. The agreements authorize our Board of Directors to establish the base salary level for subsequent years, provided that the new base salary must represent at least a 5% increase over the base salary of the preceding year. Pursuant to this authority, our Board of Directors raised the base salary of the executive officers to $405,175 for 2003. The agreements also provide for a $500 per month automobile allowance.

        If the executive officer is terminated without "cause" or quits his employment for "good reason" (as such terms are defined in the employment agreements), then he will receive severance pay as follows:

  (1)
  his base salary through the end of the current month, the earned but unpaid incentive compensation bonus, if any, and credit for any vacation earned but not taken;

  (2)
  severance pay equal to (a) his base salary through the expiration of the current term of the employment agreement (however, this component will not be less than 6 months salary); plus (b) the average of his last three years' incentive cash bonus compensation;

  (3)
  continued coverage under our medical insurance and other benefit programs until the expiration of his term of employment or his commencement of full-time employment with a new employer; and

  (4)
  up to $20,000 for the cost of a senior executive outplacement program.

Also, if within twelve months following a "change in control" (as defined in the employment agreements), the executive officer is terminated without "cause," quits his employment for "good reason," or is given notice that New Century intends not to renew his employment agreement, then he will receive severance pay in the amounts set forth above, except that he will be entitled to receive his base salary for at least an additional 18 months.

        Incentive Compensation Plan Awards.    Under the employment agreements, the named executive officers are also eligible to receive incentive compensation awards under our 1999 Incentive Compensation Plan. The awards provide that the executive officers will receive a percentage of our pre-tax net income based upon the ratio of our pre-tax net income to our average stockholder's equity, measured over a six-month and a twelve-month period as set forth below:

Six-Month Performance Period from January 1 — June 30

Ratio of Before-Tax Net Income to Total Stockholders' Equity	Amount of Bonus

Less than 9%

Between 9-14%	1.125% of Before-Tax Net Income in excess of 9% but not in excess of 14% of Total Stockholders' Equity

Between 14-19%	The amount above plus 0.75% of Before-Tax Net Income in excess of 14% but not in excess of 19% of Total Stockholders' Equity

More than 19%	The amounts above plus 0.60% of Before-Tax Net Income in excess of 19% of Total Stockholders' Equity

Twelve-Month Performance Period from January 1 — December 31

Ratio of Before-Tax Net Income to Total Stockholders' Equity	Amount of Bonus

Less than 18%

Between 18-28%	1.125% of Before-Tax Net Income in excess of 18% but not in excess of 28% of Total Stockholders' Equity

Between 28-38%	The amount above plus 0.75% of Before-Tax Net Income in excess of 28% but not in excess of 38% of Total Stockholders' Equity

More than 38%	The amounts above plus 0.60% of Before-Tax Net Income in excess of 38% of Total Stockholders' Equity

        The incentive bonus for the 6-month period may not exceed 80% of the executive's base salary for that year. Also, the amount of bonus paid for the 12-month performance period will be reduced by any amounts already paid for the 6-month performance period that falls in the same year. Finally, the amount of any 12-month bonus that exceeds 150% of the executive's base salary for the applicable year will be paid in restricted stock unless our Compensation Committee decides otherwise.

        Other Change-In-Control Provisions.    Our Stock Option Plan allows for the acceleration of award vesting upon a "change in control" (as defined in our Stock Option Plan), unless our Board of Directors decides otherwise prior to the change in control. Similarly, under the Incentive Compensation Plan, unless our Board of Directors decides otherwise prior to the event, a change in control results in accelerated payment of outstanding incentive compensation awards. The payment level assumes achievement of the maximum performance goal for each award, but is pro-rated according to the portion of the applicable performance period elapsed at the time of acceleration.

Summary Compensation Table

        The following table sets forth certain information with respect to compensation earned by our Chief Executive Officer and each of our other most highly compensated executive officers during fiscal 2002, 2001 and 2000.

Long-Term Compensation Awards
Annual Compensation

Name and Principal Position				Restricted Stock Awards ($) (4)	Securities Underlying Options (#)	All Other Comp- ensation ($) (5)
	Year	Salary ($) (1)	Bonus ($) (2) (3)

Robert K. Cole Chairman of the Board and Chief Executive Officer	2002 2001 2000	385,875 367,500 350,000	1,753,825 832,098 —	— — —	75,000 150,000 —	3,000 2,625 2,625

Brad A. Morrice Vice Chairman, President and Chief Operating Officer	2002 2001 2000	385,875 367,500 350,000	1,753,825 832,098 —	— — —	75,000 150,000 —	2,750 2,625 2,115

Edward F. Gotschall Vice Chairman and Chief Financial Officer	2002 2001 2000	385,875 367,500 350,000	1,753,825 832,098 —	— — —	75,000 150,000 —	2,370 2,625 2,370

Patrick J. Flanagan President of New Century Mortgage	2002 2001 2000	385,875 262,250 241,000	1,753,825 838,650 161,632	25,000 24,000 —	150,000 50,000 25,000	2,750 2,625 2,625

Patrick H. Rank (6) President of Retail Operations of New Century Mortgage	2002 2001 2000	275,000 114,583 —	480,165 118,750 —	— — —	— 85,000 —	3,000 — —

  (1)
  Amounts shown reflect the cash compensation earned by the executive officers in the year under which such compensation is reported. The amounts do not include the value of certain perquisites, which in the aggregate did not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus reported for the named executive officer.

  (2)
  Amounts shown reflect the bonuses earned by the executive officers in the year under which such bonuses are reported. Amounts reported for Messrs. Cole, Morrice, Gotschall and Flanagan in 2002 and Messrs. Cole, Morrice and Gotschall in 2001, represent amounts earned pursuant to our 1999 Incentive Compensation Plan.

  (3)
  For Messrs. Cole, Morrice, Gotschall and Flanagan in 2002 and for Messrs. Cole, Morrice and Gotschall in 2001, amounts shown reflect cash and non cash components. The cash portion of the 2002 bonus for each of Messrs. Cole, Morrice, Gotschall and Flanagan was limited to $578,813 pursuant to their award agreements. As a result, Messrs. Cole, Morrice, Gotschall and Flanagan were each issued 41,980 shares of restricted stock on January 21, 2003 in lieu of further cash compensation. The value of these shares was $1,175,013, based on the closing price of $27.99 on such date. The restricted stock vests in three equal annual installments. Dividends paid on our Common Stock will also be payable on the restricted stock, whether or not vested.

  (4)
  The restricted stock vests 25% on the first anniversary of the grant date, 25% on the second anniversary of the grant date and 50% on the third anniversary of the grant date.

  (5)
  Amounts reported for 2002, 2001 and 2000 represent contributions made by New Century to a 401(k) profit sharing plan.

  (6)
  Mr. Rank joined New Century in August 2001.

Option Grants in 2002

        The following table sets forth certain information with respect to stock options granted to our Chief Executive Officer and each of our three other most highly compensated executive officers during fiscal 2002.

	Individual Grants

			Percent of Total Options Granted to Employ- ees in Fiscal 2002
	Number of Securities Underlying Options Granted (1)					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)

Name and Principal Position				Exercise Price (2)	Expira- tion Date
	Date	Number				5%	10%

Robert K. Cole Chairman of the Board and Chief Executive Officer	2/27/02	75,000	5.6%	$15.71	2/27/12	$740,995	$1,877,827

Brad A. Morrice Vice Chairman, President and Chief Operating Officer	2/27/02	75,000	5.6%	$15.71	2/27/12	$740,995	$1,877,827

Edward F. Gotschall Vice Chairman and Chief Financial Officer	2/27/02	75,000	5.6%	$15.71	2/27/12	$740,995	$1,877,827

Patrick J. Flanagan President of New Century Mortgage	2/22/02	150,000	11.2%	$13.65	2/22/12	$1,287,662	$3,263,188

  (1)
  The stock options were granted to Messrs. Cole, Morrice and Gotschall "at market" on the February 27, 2002 grant date and 20% are exercisable on February 27, 2003, and 5% on the last day of each succeeding calendar quarter, with the final 5% vesting on February 27, 2007. The stock options were granted to Mr. Flanagan "at market" on the February 22, 2002 grant date and 20% are exercisable on February 22, 2003, and 5% on the last day of each succeeding calendar quarter, with the final 5% vesting on February 22, 2007.

  (2)
  The exercise price and tax withholding obligations related to exercise can be paid by delivery of already owned shares of our Common Stock, subject to certain conditions.

  (3)
  This column shows the hypothetical gains or "option spreads" of the stock options granted based on the per-share market price of our Common Stock at the time of the grant and assumed annual compound stock appreciation rates of 5% and 10% over the full 10-year term of the options. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent our projections. The gains shown are net of the stock option exercise price, but do not include deductions for taxes or other expenses. The actual gains, if any, on the exercise of stock options will depend on the future performance of our Common Stock, the option holder's continued employment, and the date on which the stock options are exercised.

Aggregated Option Exercises in 2002 and Fiscal Year-End Option Values

        The following table sets forth information with respect to the value of stock options exercised in 2002 and remaining at the end of 2002.

			Number of Securities Underlying Unexercised Options at FY-End	Value of Unexercised In-the-Money Options at FY-End ($)(1)
	Shares Acquired on Exercise (#)
		Value Realized ($)
Name and Principal Position			Exercisable/ Unexercisable	Exercisable/ Unexercisable

Robert K. Cole Chairman of the Board and Chief Executive Officer	32,333	520,990	220,472/192,500	3,620,244/2,522,825

Brad A. Morrice Vice Chairman, President and Chief Operating Officer	13,270	149,308	159,328/192,500	2,503,771/2,522,825

Edward F. Gotschall Vice Chairman and Chief Financial Officer	—	—	292,805/192,500	5,007,781/2,522,825

Patrick J. Flanagan President of New Century Mortgage	72,000	1,396,948	27,749/213,001	342,170/2,666,354

Patrick H. Rank President of Retail Operations of New Century Mortgage	—	—	21,251/63,749	296,239/888,661

  (1)
  The amounts set forth represent the difference between the estimated fair market value of $25.39 per share of our Common Stock as of December 31, 2002 and the exercise price of the in-the-money stock options, multiplied by the applicable number of shares underlying such stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

        Under Section 16 of the Securities Exchange Act of 1934, as amended, our directors and executive officers and the beneficial holders of more than 10% of our Common Stock are required to file reports with the Securities and Exchange Commission of their ownership of and transactions in our Common Stock. The Securities and Exchange Commission requires that we disclose any late filings of Section 16 reports during the last fiscal year. Based solely on our review of reports furnished to us and written representations that no other reports were required during the 2002 fiscal year, all Section 16 filing requirements were met except for an inadvertent failure by Mr. Terrence Sandvik, a director of ours, to file in a timely manner a Form 4 reflecting an open market purchase. Mr. Sandvik filed a report on Form 4 reflecting such purchase in the following month.

APPENDIX A

CHARTER OF THE
AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS OF
NEW CENTURY FINANCIAL CORPORATION

I.      Audit Committee Purpose and Authority

  The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") of New Century Financial Corporation (the "Company") for the purpose of:

    •
    overseeing the accounting and financial reporting processes of the Company and audits of its financial statements;

    •
    monitoring the integrity of the financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance of the Company;

    •
    monitoring the independence and performance of the Company's outside auditors and internal auditing system;

    •
    providing an avenue of communication among the outside auditors, management, the internal auditing department, and the Board;

    •
    reviewing areas of potential significant financial risk to the Company; and

    •
    monitoring compliance with the Company's policies and procedures and the legal and regulatory requirements applicable to the Company.

  The Committee has the authority to conduct any investigations or inquiries it deems appropriate to fulfilling its responsibilities, and has direct access to the outside auditor as well as the internal audit department and any employees of the Company. The Committee also has the authority to engage, and to determine and secure from the Company funding for, independent counsel and such other advisors as it deems necessary to carry out its duties.

II.    Audit Committee Composition and Meetings

  The Committee shall have at least three members (the "Members") and shall be composed entirely of independent directors as required by Section 10A(m) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the rules and regulations of the Securities and Exchange Commission (the "SEC") and the rules of the National Association of Securities Dealers, Inc. (the "NASD") pertaining to listing on the Nasdaq National Market. All Members shall meet the financial literacy requirements of the NASD rules and at least one Member shall be an "audit committee financial expert" as defined in the rules and regulations of the SEC.

  Members shall be appointed by the Board. The Board may designate one Member to serve as the Committee Chairperson (the "Chair"). If no such person is so designated, the Committee may designate the Chair.

  The Committee shall meet on a regular basis at least quarterly or more frequently as circumstances dictate. In advance of the meeting, the Chair shall approve an agenda, which shall be developed by management in consultation with the outside auditor, independent counsel, if any, and the Members. The Committee shall act by a majority of its Members.

  The Committee may (a) adopt policies and procedures for the pre-approval, as required by Section 10A(i) of the Exchange Act, of audit and non-audit services to be provided to the Company by the outside auditor, provided the policies and procedures are detailed as to the particular service and the Committee is informed of such service and that such policies and procedures do not include the delegation of the Committee's responsibilities to management; and (b) delegate to a designated Member or Members the authority to pre-approve any such audit and non-audit services, so long as any such approvals by such Member or Members are disclosed to the Committee at its next scheduled meeting.

  The Committee shall meet privately in executive session at least annually with management, the director of the internal auditing department, the outside auditor, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. The Committee may ask members of management or others to attend its meetings and provide pertinent information as necessary.

III.  Audit Committee Responsibilities and Duties

    A.    Review Procedures

  1.
  The Committee shall review and reassess the adequacy of this Charter at least annually. Also, the Committee shall submit this Charter and any changes to the Board for approval. The Charter shall be filed with the SEC, along with the Company's proxy statement, at least once every three years.

  2.
  The Committee shall meet with management and the outside auditor to discuss the annual financial statements and the report of the outside auditor thereon (including the matters described in SAS 61 with the outside auditor) prior to filing with the SEC as part of the Company's Annual Report on Form 10-K, and discuss significant issues encountered in the course of the audit work, including: restrictions on the scope of activities; access to required information; the adequacy of internal financial controls; the adequacy of the disclosure of off-balance sheet transactions, arrangements, obligations and relationships in reports filed with the SEC; and the appropriateness of the presentation of any pro forma financial information included in any reports filed with the SEC or in any public disclosure or release.

  3.
  Following such review and discussions, if so determined by the Committee, it shall recommend to the Board that the annual financial statements be included in the Company's annual report.

  4.
  The Committee shall meet with management and the outside auditor to discuss any significant changes to the Company's accounting principles and the matters described in SAS 61 with the outside auditor prior to the earlier of the release of earnings and the filing with the SEC of the Company's Quarterly Report on Form 10-Q.

  5.
  The Committee shall instruct the outside auditor to report to the Committee on all critical accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the outside auditor, and other material written communications between the outside auditor and management, such as any management letter or schedule of unadjusted differences.

  6.
  The Committee shall review all related-party transactions and potential conflict on interest situations where appropriate.

    B.    Outside Auditor

  1.
  The Committee shall appoint the outside auditor, approve all audit fees and terms, oversee the work of any outside auditor employed by the Company (including resolution of any disagreements between management and the outside auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, evaluate the performance of the outside auditor and, if so determined by the Committee, replace the outside auditor; it being acknowledged that the outside auditor is accountable and must report directly to the Committee and ultimately to the Board, as representatives of the stockholders.

  2.
  The Committee shall receive and evaluate the written disclosures and the letters that the outside auditor is required to deliver to the Committee regarding its independence, discuss with the outside auditor any disclosed relationships or services that may impact its objectivity and independence and, if so determined by the Committee as part of its evaluation, take, or recommend that the Board take, appropriate action concerning independence of the outside auditor.

  3.
  The Committee shall approve, in advance of their performance, all audit services (which may entail providing comfort letters in connection with securities underwritings) and non-audit services (including tax services) to be provided to the Company by its outside auditor; provided, however, that the Committee shall not approve any of the following non-audit services proscribed by Section 10A(g) of the Exchange Act in the absence of an applicable exemption or except as otherwise permitted by the rules and regulations of the SEC:

  (a)
  bookkeeping or other services related to the accounting records or financial statements of the Company;

  (b)
  financial information systems design and implementation;

  (c)
  appraisal or valuation services, fairness opinions, or contribution- in-kind reports;

  (d)
  actuarial services;

  (e)
  internal audit outsourcing services;

  (f)
  management functions or human resources;

  (g)
  broker or dealer, investment adviser, or investment banking services;

  (h)
  legal services and expert services unrelated to the audit; and

    (i)
    any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

    C.    Internal Audit Department and Regulatory Compliance

  1.
  The Committee shall review the budget, plans, organizational structure and qualifications of the internal audit department, as needed.

  2.
  The Committee shall review significant reports prepared by the internal audit department, together with management's response thereto and follow-up to these reports. In the event that such reports concern any significant exposures, fraud or regulatory noncompliance, this review should include consideration of the internal controls that should be strengthened to reduce the risk of a similar event in the future.

  3.
  The Committee shall appoint the director of internal audit, approve all compensation and evaluate the director's performance.

    D.    Other Responsibilities

  1.
  The Committee shall annually prepare a report for inclusion in the Company's annual proxy statement in accordance with applicable requirements of the SEC.

  2.
  The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and confidential and anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  3.
  The Committee shall maintain minutes of its meetings and periodically report to the Board on significant matters that come to the attention of the Committee.

  4.
  The Committee shall provide for the education and training of the Members, as needed.

  5.
  The Committee shall perform all such other duties and responsibilities as it deems necessary and appropriate to accomplish the foregoing or as may be assigned from time to time by the Board.

Exhibit A

NEW CENTURY FINANCIAL CORPORATION

1995 STOCK OPTION PLAN

(Amended and Restated May 30, 1997)

Composite Plan document reflecting Amendments to the Plan
approved by shareholders May 18, 1998, May 17, 1999, May 15, 2000,
May 15, 2001, May 7, 2002 and Amendments
approved by the Board of Directors on November 29, 2000, March 26, 2002 and February 27, 2003.

i

VI.		OTHER PROVISIONS	11
	6.1	Rights of Eligible Employees, Participants and Beneficiaries	11
	6.2	Adjustments Upon Changes in Capitalization	11
	6.3	Termination of Employment	12
	6.4	Acceleration of Awards	13
	6.5	Government Regulations	14
	6.6	Tax Withholding	14
	6.7	Amendment, Termination and Suspension	15
	6.8	Privileges of Stock Ownership	15
	6.9	Effective Date of the Plan	15
	6.10	Term of the Plan	15
	6.11	Governing Law	16
	6.12	Plan Construction	16
	6.13	Non-Exclusivity of Plan	16
VII.		DEFINITIONS	16
	7.1	Definitions	16

ii

NEW CENTURY FINANCIAL CORPORATION

1995 STOCK OPTION PLAN

        (Amended and Restated May 30, 1997)

        Composite Plan document reflecting Amendments to the Plan
approved by shareholders May 18, 1998, May 17, 1999, May 15, 2000,
May 15, 2001, May 7, 2002 and Amendments approved by the
Board of Directors on November 29, 2000, March 26, 2002 and February 27, 2003.

I.      THE PLAN.

        1.1    Purpose.

        The purpose of this Plan is to promote the success of the Company by providing an additional means to attract, motivate and retain key personnel, consultants, advisors and knowledgeable directors through the grant of Options and other Awards that provide added long term incentives for high levels of performance and for significant efforts to improve the financial performance of the Company. Capitalized terms are defined in Article VII.

        1.2    Administration.

          (a)  This Plan shall be administered by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or the unanimous written consent of its members. In the event action by the Committee is taken by written consent, the action shall be deemed to have been taken at the time specified in the consent or, if none is specified, at the time of the last signature. The Committee may delegate administrative functions to individuals who are officers or employees of the Company.

          (b)  Subject to the express provisions of this Plan, the Committee shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, to further define the terms used in this Plan, to prescribe, amend and rescind rules and regulations relating to the administration of this Plan, to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment or consulting services for purposes of this Plan, to accelerate or extend the exercisability or extend the term of any or all outstanding Awards within the maximum term of such Awards required by Section 2.3 or applicable law, and to make all other determinations necessary or advisable for the administration of this Plan. The determination of the Committee on any of the foregoing matters shall be conclusive.

          (c)  Any action taken by, or inaction of, the Company, any Subsidiary, the Board or the Committee relating to this Plan shall be within the absolute discretion of that entity or body. No member of the Board or Committee, or officer of the Company or any Subsidiary, shall be liable for any such action or inaction.

          (d)  In making any determination or in taking or not taking any action under this Plan, the Company, any Subsidiary, the Board or the Committee may obtain and rely upon the advice of experts, including professional advisors to the Company. No member of the Board or Committee, or officer of the Company or any Subsidiary, shall be liable for any such action or determination made or omitted.

          (e)  Subject to the requirements of Section 7.1(h), the Board, at any time it so desires, may increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise.

        1.3    Participation.

        Awards may be granted only to Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Except as provided in Section 2.6 below, members of the Board who are not officers or employees of the Company shall not be eligible to receive Awards.

        1.4    Shares Available Under the Plan.

        Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan shall be shares of the Company's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The aggregate maximum number of shares of Common Stock that may be issued or transferred pursuant to Awards (including Incentive Stock Options) granted under this Plan shall not exceed 6,500,000* shares. The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as Incentive Stock Options granted under the Plan is 6,500,000 shares. The maximum number of shares that may be subject to Options and Stock Appreciation Rights that are granted during any calendar year to any individual shall not exceed 500,000 shares. Each of the foregoing numerical limits shall be subject to adjustment as contemplated by this Section 1.4 and Section 6.2. If any Option and any related Stock Appreciation Right shall lapse or be cancelled or terminate without having been exercised in full, or any Common Stock subject to a Restricted Stock Award shall not vest or any Common Stock subject to a Performance Share Award shall not have been transferred, the unpurchased, unvested or nontransferred shares subject thereto shall again be available for purposes of this Plan.

*
Reflects proposed share increase to be considered by stockholders at 2003 Annual Meeting.

        1.5    Grant of Awards.

        Subject to the express provisions of this Plan, the Committee shall determine from the class of Eligible Employees those individuals to whom Awards under this Plan shall be granted, the terms of Awards (which need not be identical) and the number of shares of Common Stock subject to each Award. Each Award shall be subject to the terms and conditions set forth in this Plan and such other terms and conditions established by the Committee as are not inconsistent with the purpose and provisions of this Plan. The grant of an Award is made on the Award Date.

        1.6    Exercise of Awards.

        An Option or Stock Appreciation Right shall be deemed to be exercised when the Secretary of the Company receives written notice of such exercise from the Participant, together with payment of the purchase price made in accordance with Section 2.2(a), except to the extent payment may be permitted to be made following delivery of written notice of exercise in accordance with Section 2.2(b). Notwithstanding any other provision of this Plan, the Committee may impose, by rule and in Awards Agreements, such conditions upon the exercise of Awards (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements.

2

        1.7    No Transferability; Limited Exception to Transfer Restrictions.

          (a)  Unless otherwise expressly provided below (or pursuant to) this Section 1.7, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; Awards shall be exercised only by the Participant; and (ii) amounts payable or shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

          (b)  The Committee may permit Awards to be exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant's immediate family and/or charitable institutions, or to such other persons or entities as may be approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than minimal consideration). Notwithstanding the foregoing, Incentive Stock Options and Restricted Stock Awards shall be subject to any and all additional transfer restrictions under the Code.

          (c)  The exercise and transfer restrictions in Section 1.7(a) shall not apply to:

              (i)  transfers to the Company;

              (ii)  the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution;

            (iii)  transfers pursuant to a QDRO order if approved or ratified by the Committee;

            (iv)  if the Participant has suffered a Total Disability, permitted transfers or exercises on behalf of the Participant by his legal representative;

              (v)  the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

II.    OPTIONS.

        2.1    Grants.

        One or more Options may be granted to any Eligible Employee. Each Option so granted shall be designated by the Committee as either a Nonqualified Stock Option or an Incentive Stock Option; provided, however, that consultants or advisors may not be granted Incentive Stock Options under the Plan.

        2.2    Option Price.

          (a)  The purchase price per share of Common Stock covered by each Option shall be determined by the Committee, but in the case of Incentive Stock Options shall not be less than 100% (110% in the case of a Participant who owns more than 10% of the total

3

  combined voting power of all classes of stock of the Company) of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted. The purchase price of any shares purchased shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by check payable to the order of the Company, (ii) if authorized by the Committee or specified in the Option being exercised, by a promissory note made by the Participant in favor of the Company, upon the terms and conditions determined by the Committee, and secured by the Common Stock issuable upon exercise in compliance with applicable law (including, without limitation, state corporate law and federal margin requirements) or (iii) if authorized by the Committee or specified in the Option being exercised, by shares of Common Stock of the Company already owned by the Participant; provided, however, that any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

          (b)  In addition to the payment methods described in subsection (a), the Option may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a bank or broker to promptly deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price and, unless otherwise allowed by the Committee, any applicable tax withholding under Section 6.6. The Company shall not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price therefor.

        2.3    Option Period.

        Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Committee, but not later than 10 years after the Award Date, and shall be subject to earlier termination as hereinafter provided.

        2.4    Exercise of Options.

          (a)  Subject to Sections 6.2 and 6.4, an Option may become exercisable or vest, in whole or in part, on the date or dates specified in the Award Agreement and thereafter shall remain exercisable until the expiration or earlier termination of the Option. An Option may be exercisable or vest on the Award Date.

          (b)  The Committee may, at any time after grant of the Option and from time to time, increase the number of shares exercisable at any time so long as the total number of shares subject to the Option is not increased. No Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 10 shares of Common Stock may be purchased at one time unless the number purchased is the total number at the time available for purchase under the terms of the Option.

        2.5    Limitations on Grant of Incentive Stock Options.

          (a)  To the extent that the aggregate fair market value of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as nonqualified stock options. For purposes

4

  of determining whether the $100,000 limit is exceeded, the fair market value of stock subject to options shall be determined as of the date the options are awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Company may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

          (b)  There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

          (c)  No Incentive Stock Option may be granted to any person who, at the time the Incentive Stock Option is granted, owns shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

        2.6    Non-Employee Director Options.

          (a)    Participation.    Options under this Section 2.6 shall be granted only to Non-Employee Directors. Options granted pursuant to this Section 2.6 will be evidenced by Award Agreements the forms of which have been approved by the Board. Option grants contemplated by this Section 2.6 shall be made without any further action by the Board or the Committee.

          (b)    2001 Option Grants.    Upon the date of the Company's annual meeting of stockholders in 2001, each Non-Employee Director then in office (or elected to office at such meeting) who continues as a Non-Employee Director after such meeting shall automatically be granted a Nonqualified Stock Option (the Award Date of which shall be the date of such meeting) to purchase 25,000 shares of Common Stock.

          (c)    Initial Option Grants.    Upon an individual's initial election to the Board as a Non-Employee Director (or initial appointment to the Board as a Non-Employee Director), such Non-Employee Director shall automatically be granted a Nonqualified Stock Option (the Award Date of which shall be the date of such election or appointment) to purchase 15,000 shares of Common Stock. Notwithstanding the foregoing, a Non-Employee Director whose initial election or appointment to the Board as a Non-Employee Director occurs in 2001 and on or before the date of the Company's annual meeting of stockholders in 2001 shall be eligible to be granted an Option under Section 2.6(b) but shall not be granted an Option under this Section 2.6(c) (or the predecessor provision to this Section 2.6(c)).

          (d)    Annual Option Grants.    Each Non-Employee Director then continuing in office shall automatically be granted on the day of the Company's annual stockholders meeting in each year during the term of this Plan commencing in 2002 a Nonqualified Stock Option (the Award Date of which shall be the date of such meeting) to purchase 10,000 shares of Common Stock. Notwithstanding the foregoing, a Non-Employee Director shall not be granted an Option under this Section 2.6(d) if, during the same calendar year, he or she

5

  had been granted or is then entitled to an Option grant under Section 2.6(b) or under Section 2.6(c) (or the predecessor provision to Section 2.6(c)).

          (e)    Option Price.    The purchase price per share of the Common Stock covered by each Option granted pursuant to this Section 2.6 shall be one hundred percent of the Fair Market Value of the Common Stock on the Award Date. The purchase price of any shares purchased shall be paid in full at the time of each purchase in cash or by check or in shares of Common Stock valued at their Fair Market Value on the business day next preceding the date of exercise of the Option, or partly in such shares and partly in cash.

          (f)    Option Period.    Each Option granted under this Section 2.6 and all rights or obligations thereunder shall expire on the tenth anniversary of the Award Date and shall be subject to earlier termination as provided below.

          (g)    Exercise of Options.    Except as otherwise provided in the applicable Award Agreement and Sections 2.6(h) and 2.6(i), each Option granted under this Section 2.6 shall become exercisable according to the following schedule: (i) one-third of the total number of shares subject to the Option shall become exercisable on the May 1 that occurs in the first calendar year following the calendar year in which the Award Date occurs, (ii) an additional one-third of the total number of shares subject to the Option shall become exercisable on the May 1 that occurs in the second calendar year following the calendar year in which the Award Date occurs, and (iii) the remaining number of shares subject to the Option shall become exercisable on the May 1 that occurs in the third calendar year following the calendar year in which the Award Date occurs.

          (h)    Termination of Directorship.    If a Non-Employee Director Participant's services as a member of the Board terminate, each Option granted pursuant to this Section 2.6 to such Non-Employee Director Participant which is not then exercisable shall terminate; provided, however, that if a Non-Employee Director Participant's services as a member of the Board terminate by reason of death or Total Disability, either the Board or the Committee may, in its discretion, consider to be exercisable a greater portion of any such Option than would otherwise be exercisable, upon such terms as the Board or the Committee shall determine. If a Non-Employee Director Participant's services as a member of the Board terminate by reason of death or Total Disability, any portion of any such Option which is then exercisable may be exercised for one year after the date of such termination or the balance of such Option's term, whichever period is shorter. If a Non-Employee Director Participant's services as a member of the Board terminate for any other reason, any portion of any such Option which is then exercisable may be exercised for six months after the date of such termination or the balance of such Option's term, whichever period is shorter.

          (i)    Acceleration Upon an Event.    Immediately prior to the occurrence of an Event, in order to protect the holders of Options granted under this Section 2.6, each Option granted under this Section 2.6 and then outstanding shall become exercisable in full.

          (j)    Adjustments.    The specific numbers of shares stated in Sections 2.6(b), 2.6(c) and 2.6(d) and the consideration payable for such shares shall be subject to adjustment in certain events as provided in Section 6.2 of this Plan.

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          (k)    Prior Option Grants.    Options granted under this Section 2.6 prior to the amendment of this Section 2.6 in 2001 shall be governed by the provisions of this Section 2.6 as in effect on the Award Date of the respective Option.

          (l)    Limits.    Option grants under this Section 2.6 that would otherwise exceed the maximum number of shares otherwise available for Award grants under this Plan shall be prorated within such limitation.

        2.7    No Repricing.

        Subject to Section 1.4 and Section 6.7 and the specific limitations on Options contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Employee, any adjustment in the exercise price, the number of shares subject to or the term of, an Option granted under this Plan by cancellation of an outstanding Option and a subsequent regranting of an Option, by amendment, by substitution of an outstanding Option, by waiver or by other legally valid means; provided, however, that no such amendment or other action (other than adjustments contemplated by Section 6.2) shall constitute or result in a repricing of an outstanding Option to a per share exercise price that is less than the Fair Market Value of a share of Common Stock on the original Award Date of the initial Option at issue without stockholder approval of such amendment or other action.

III.  STOCK APPRECIATION RIGHTS.

        3.1    Grants.

        In its discretion, the Committee may grant Stock Appreciation Rights concurrently with the grant of Options. A Stock Appreciation Right shall extend to all or a portion of the shares covered by the related Option. A Stock Appreciation Right shall entitle the Participant who holds the related Option, upon exercise of the Stock Appreciation Right and surrender of the related Option, or portion thereof, to the extent the Stock Appreciation Right and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 3.3. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder. In its discretion, the Committee may also grant Stock Appreciation Rights independently of any Option subject to such conditions as the Committee may in its absolute discretion provide.

        3.2    Exercise of Stock Appreciation Rights.

          (a)  A Stock Appreciation Right granted concurrently with an Option shall be exercisable only at such time or times, and to the extent, that the related Option shall be exercisable and only when the Fair Market Value of the stock subject to the related Option exceeds the exercise price of the related Option.

          (b)  In the event that a Stock Appreciation Right granted concurrently with an Option is exercised, the number of shares of Common Stock subject to the related Option shall be charged against the maximum amount of Common Stock that may be issued or transferred pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant shall also be reduced by such number of shares.

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          (c)  If a Stock Appreciation Right granted concurrently with an Option extends to less than all the shares covered by the related Option and if a portion of the related Option is thereafter exercised, the number of shares subject to the unexercised Stock Appreciation Right shall be reduced only if and to the extent that the remaining number of shares covered by such related Option is less than the remaining number of shares subject to such Stock Appreciation Right.

          (d)  A Stock Appreciation Right granted independently of any Option shall be exercisable pursuant to the terms of the Award Agreement.

        3.3    Payment.

          (a)  Upon exercise of a Stock Appreciation Right and surrender of an exercisable portion of the related Option, the Participant shall be entitled to receive payment of an amount determined by multiplying

              (i)  the difference obtained by subtracting the exercise price per share of Common Stock under the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

              (ii)  the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

          (b)  The Committee, in its sole discretion, may settle the amount determined under paragraph (a) above solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. In any event, cash shall be paid in lieu of fractional shares. Absent a determination to the contrary, all Stock Appreciation Rights shall be settled in cash as soon as practicable after exercise. The exercise price for the Stock Appreciation Right shall be the exercise price of the related Option. Notwithstanding the foregoing, the Committee may, in the Award Agreement, determine the maximum amount of cash or stock or a combination thereof which may be delivered upon exercise of a Stock Appreciation Right.

          (c)  Upon exercise of a Stock Appreciation Right granted independently of any Option, the Participant shall be entitled to receive payment of an amount based on a percentage, specified in the Award Agreement, of the difference obtained by subtracting the Fair Market Value per share of Common Stock on the Award Date from the Fair Market Value per share of Common Stock on the date of exercise of the Stock Appreciation Right. Such amount shall be paid as described in paragraph (b) above.

IV.    RESTRICTED STOCK AWARDS.

        4.1    Grants.

        Subject to Section 1.4, the Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee. Each Restricted Stock Award agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the price, if any, to be paid for such shares by the Participant and the restrictions

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imposed on such shares, which restrictions shall not terminate earlier than six months after the Award Date.

        4.2    Restrictions.

          (a)  Shares of Common Stock included in Restricted Stock Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until such shares have vested.

          (b)  Participants receiving Restricted Stock shall be entitled to dividend and voting rights for the shares issued even though they are not vested, provided that such rights shall terminate immediately as to any forfeited Restricted Stock.

          (c)  In the event that the Participant shall have paid cash in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned upon a forfeiture (with or without an earnings factor).

V.    PERFORMANCE SHARE AWARDS.

        5.1    Grants of Performance Share Awards.

        The Committee may, in its discretion, grant Performance Share Awards to Eligible Employees based upon such factors as the Committee shall determine. A Performance Share Award agreement shall specify the number of shares of Common Stock (if any) subject to the Performance Share Award, the price, if any, to be paid for any such shares by the Participant and the conditions upon which payment or issuance to the Participant shall be based. The amount of cash or shares or other property that may be deliverable pursuant to a Performance Share Award shall be based upon the degree of attainment over a specified period of not more than 10 years (a "performance cycle") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award in the event of the Participant's death, Retirement, or Total Disability, an Event or in such other circumstances as the Committee, consistent with Section 6.12, may determine.

        5.2    Grants of Performance-Based Share Awards.

        Without limiting the generality of the foregoing, and in addition to Options and Stock Appreciation Rights granted under other provisions of this Plan which are intended to satisfy the exception for "performance-based compensation" under Section 162(m) of the Code (with such Awards hereinafter referred to as "Qualifying Options" or "Qualifying Stock Appreciation Rights," respectively), other performance-based awards within the meaning of Section 162(m) of the Code ("Performance-Based Awards"), whether in the form of Cash-Based Awards, restricted stock, performance stock, phantom stock or other rights, the grant, vesting, exercisability, or payment of which depends on the degree of achievement of the Performance Goals relative to preestablished targeted levels for the Company or a consolidated segment, subsidiary, or division of the Company, may be granted under this Plan. Any Qualifying Option or Qualifying Stock Appreciation Right shall be subject only to the requirements of subsections (a) and (c) below in order for such Awards to satisfy the requirements for Performance-Based Awards under this Section 5.2. With the exception of any Qualifying Option or Qualifying Stock

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Appreciation Right, an Award that is intended to satisfy the requirements of this Section 5.2 shall be designated as a Performance-Based Award at the time of grant.

          (a)  The eligible class of persons for Performance-Based Awards under this Section shall be executive officers of the Company.

          (b)  The applicable performance goals for Performance-Based Awards (other than Qualifying Options) shall be, on an absolute or relative basis, one or more of the Performance Goals, as selected by the Committee in its sole discretion. The Committee shall establish in the applicable Award Agreement the specific performance targets(s) relative to the Performance Goal(s) which must be attained before the compensation under the Performance-Based Award becomes payable. The specific targets shall be determined within the time period permitted under Section 162(m) of the Code (and any regulations issued thereunder) so that such targets are considered to be preestablished and so that the attainment of such targets is substantially uncertain at the time of their establishment. The applicable performance measurement period may not be less than one nor more than 10 years.

          (c)  Notwithstanding any other provision of the Plan to the contrary, the maximum number of shares of Common Stock which may be delivered pursuant to Awards qualified as Performance-Based Awards to any Participant in any calendar year shall not exceed 500,000 shares, either individually or in the aggregate, subject to adjustment as provided in Section 6.2. Awards that are cancelled during the year shall be counted against this limit to the extent required by Section 162(m) of the Code. In addition, the aggregate amount of compensation to be paid to any Participant in any calendar year in respect of any Cash-Based Awards granted during any calendar year as Performance-Based Awards shall not exceed $1,000,000.

          (d)  Before any Performance-Based Award under this Section 5.2 is paid (other than a Qualifying Option or Qualifying Stock Appreciation Right), the Committee must certify in writing that the Performance Goals and any other material terms of the Performance-Based Award were satisfied; provided, however, that a Performance-Based Award may be paid without regard to the satisfaction of the applicable Performance Goal(s) with respect to an Event in accordance with Section 6.4.

          (e)  The Committee will have discretion to determine the restrictions or other limitations of the individual Awards under this Section 5.2 (including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise).

          (f)    In the event of a change in corporate capitalization, such as a stock split or stock dividend, or a corporate transaction, such as a merger, consolidation, spinoff, reorganization or similar event, or any partial or complete liquidation of the Company, or any similar event consistent with the regulations issued under Section 162(m) of the Code including, without limitation, any material change in accounting policies or practices affecting the Company and/or the Performance Goals or targets, then the Committee may make adjustments to the Performance Goals and targets relating to outstanding Performance-Based Awards to the extent such adjustments are made to reflect the occurrence of such an event; provided, however, that adjustments described in this subsection may be made only to the extent that the occurrence of an event described herein was unforeseen at the time the targets for a Performance-Based Award were established by the Committee.

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VI.  OTHER PROVISIONS.

        6.1    Rights of Eligible Employees, Participants and Beneficiaries.

          (a)  Status as an Eligible Employee shall not be construed as a commitment that any Award will be granted under this Plan to any Eligible Employee generally.

          (b)  Nothing contained in this Plan (or in Award Agreements or in any other documents related to this Plan or to Awards) shall confer upon any Eligible Employee or Participant any right to continue in the service or employ of the Company or a Subsidiary or constitute any contract or agreement of service or employment, or interfere in any way with the right of the Company or a Subsidiary to reduce such person's compensation or other benefits or to terminate the services or employment of such Eligible Employee or Participant, with or without cause, but nothing contained in this Plan or any document related thereto shall affect any independent contractual right of any Eligible Employee or Participant. Nothing contained in this Plan or any document related hereto shall influence the construction or interpretation of the Company's Certificate of Incorporation or Bylaws regarding service on the Board.

          (c)  Options payable under this Plan shall be payable in shares and no special or separate reserve, fund or deposit shall be made to assure payment of such Options. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Company by reason of any Award granted hereunder. Neither the provisions of this Plan (or of any documents related hereto), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company (or any Subsidiary) and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive an Award hereunder, such right shall be no greater than (and will be subordinate to) the right of any unsecured general creditor of the Company.

        6.2    Adjustments Upon Changes in Capitalization.

          (a)  If the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares or securities of the Company or of another issuer, or if additional shares or new or different securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger to which the Company is a party, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment, an appropriate adjustment shall be made in the number and kind of shares or other consideration that is subject to or may be delivered under this Plan and pursuant to outstanding Awards. A corresponding adjustment to the consideration payable with respect to Awards granted prior to any such change and to the price, if any, paid in connection with Restricted Stock Awards or Performance Share Awards shall also be made. Any such adjustment, however, shall be made without change in the total payment, if any, applicable to the portion of the Award not exercised but with a corresponding adjustment in the price for each share. Corresponding adjustments shall be made with respect to Stock Appreciation Rights based upon the adjustments made to the Options to which they are related or, in the case of Stock Appreciation Rights granted independently of any Option, based upon the adjustments made to Common Stock.

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          (b)  Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, the Plan shall terminate. Notwithstanding the foregoing, the Committee may provide in writing in connection with, or in contemplation of, any such transaction for any or all of the following alternatives (separately or in combinations): (i) for the assumption by the successor corporation of the Awards theretofore granted or the substitution by such corporation for such Awards of Awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (ii) for the continuance of this Plan by such successor corporation in which event this Plan and the Options shall continue in the manner and under the terms so provided; or (iii) for the payment in cash or shares of Common Stock in lieu of and in complete satisfaction of such Awards.

          (c)  In adjusting Awards to reflect the changes described in this Section 6.2, or in determining that no such adjustment is necessary, the Committee may rely upon the advice of independent counsel and accountants of the Company, and the determination of the Committee shall be conclusive. No fractional shares of stock shall be issued under this Plan on account of any such adjustment.

        6.3    Termination of Employment.

          (a)  If the Participant's service to or employment by the Company and its Subsidiaries terminates for any reason other than Retirement, death or Total Disability, the Participant shall have, subject to earlier termination pursuant to or as contemplated by Section 2.3, thirty days or such shorter period as is provided in the Award Agreements from the date of termination of services or employment to exercise any Option to the extent it shall have become exercisable on the date of termination of employment, and any Option not exercisable on that date shall terminate. Notwithstanding the preceding sentence, in the event the Participant is discharged for cause as determined by the Committee in its sole discretion, all Options shall lapse immediately upon such termination of services or employment.

          (b)  If the Participant's service to or employment by the Company and its Subsidiaries terminates as a result of Retirement or Total Disability, the Participant or Participant's Personal Representative, as the case may be, shall have, subject to earlier termination pursuant to or as contemplated by Section 2.3, 3 months or such shorter period as is provided in the Award Agreements from the date of termination of services or employment to exercise any Option to the extent it shall have become exercisable by the date of termination of services or employment and any Option not exercisable on that date shall terminate.

          (c)  If the Participant's service to or employment by the Company and its Subsidiaries terminates as a result of death while the Participant is rendering services to the Company (or a Subsidiary) or is employed by the Company (or a Subsidiary) or during the 3 month period referred to in subsection (b) above, the Participant's Option shall be exercisable by the Participant's Beneficiary, subject to earlier termination pursuant to or as contemplated by Section 2.3, during the 3 month period or such shorter period as is provided in the Award Agreements following the Participant's death, as to all or any part of the shares of

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  Common Stock covered thereby to the extent exercisable on the date of death (or earlier termination).

          (d)  Each Stock Appreciation Right granted concurrently with an Option shall have the same termination provisions and exercisability periods as the Option to which it relates. The termination provisions and exercisability periods of any Stock Appreciation Right granted independently of an Option shall be established in accordance with Section 3.2(d). The exercisability period of a Stock Appreciation Right shall not exceed that provided in Section 2.3 or in the related Award Agreement and the Stock Appreciation Right shall expire at the end of such exercisability period.

          (e)  In the event of termination of services to or employment with the Company and its Subsidiaries for any reason, (i) shares of Common Stock subject to the Participant's Restricted Stock Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not become vested on that date; and (ii) shares of Common Stock subject to the Participant's Performance Share Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not been issued or become issuable on that date.

          (f)    In the event of termination of services to or employment with the Company and its Subsidiaries for any reason, other than discharge for cause, the Committee may, in its discretion, increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, upon such terms as the Committee shall determine.

          (g)  If an entity ceases to be a Subsidiary, such action shall be deemed for purposes of this Section 6.3 to be a termination of services or employment of each consultant or employee of that entity who does not continue as a consultant or as an employee of another entity within the Company.

          (h)  Upon forfeiture of a Restricted Stock Award pursuant to this Section 6.3, the Participant, or his or her Beneficiary or Personal Representative, as the case may be, shall transfer to the Company the portion of the Restricted Stock Award not vested at the date of termination of services or employment, without payment of any consideration by the Company for such transfer unless the Participant paid a purchase price in which case repayment, if any, of that price shall be governed by the Award Agreement. Notwithstanding any such transfer to the Company, or failure, refusal or neglect to transfer, by the Participant, or his or her Beneficiary or Personal Representative, as the case may be, such nonvested portion of any Restricted Stock Award shall be deemed transferred automatically to the Company on the date of termination of services or employment. The Participant's original acceptance of the Restricted Stock Award shall constitute his or her appointment of the Company and each of its authorized representatives as attorney(s)-in-fact to effect such transfer and to execute such documents as the Company or such representatives deem necessary or advisable in connection with such transfer.

        6.4    Acceleration of Awards.

          (a)  Unless prior to an Event the Board determines that, upon its occurrence, there shall be no acceleration of Awards or determines those selected Awards which shall be accelerated and the extent to which they shall be accelerated, upon the occurrence of an

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  Event (i) each Option and each related Stock Appreciation Right shall become immediately exercisable to the full extent theretofore not exercisable, (ii) Restricted Stock shall immediately vest free of restrictions and (iii) the number of shares covered by each Performance Share Award shall be issued to the Participant; subject, however, to compliance with applicable regulatory requirements, including without limitation Section 422 of the Code. For purposes of this section only, the Board shall mean the Board as constituted immediately prior to the Event.

          (b)  If any Option or other right to acquire Common Stock under this Plan has been fully accelerated as permitted by Section 6.4(a) but is not exercised prior to (i) a dissolution of the Corporation, or (ii) an event described in Section 6.2 that the Corporation does not survive, such Option or right shall thereupon terminate, subject to any provision that has been expressly made by the Committee pursuant to Section 6.2(b) for the survival, substitution, exchange or other settlement of such Option or right.

        6.5    Government Regulations.

        This Plan, the granting and vesting of Awards under this Plan and the issuance or transfer of shares of Common Stock (and/or the payment of money) pursuant thereto are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.

        6.6    Tax Withholding.

          (a)  Upon the disposition by a Participant or other person of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Nonqualified Stock Option, the exercise of a Stock Appreciation Right, the vesting of a Restricted Stock Award or the payment of a Performance Share Award the Company shall have the right at its option to (i) require such Participant or such other person to pay by cash or check payable to the Company, the amount of any taxes which the Company or a Subsidiary may be required to withhold with respect to such transactions or (ii) deduct from amounts paid in cash the amount of any taxes which the Company or a Subsidiary may be required to withhold with respect to such cash amounts. The above notwithstanding, in any case where a tax is required to be withheld in connection with the issuance or transfer of shares of Common Stock under this Plan, the Participant may elect, pursuant to such rules as the Committee may establish, to have the Company reduce the number of such shares issued or transferred by the appropriate number of shares to accomplish such withholding.

          (b)  The Committee may, in its discretion, permit a loan from the Company to a Participant in the amount of any taxes which the Company or a Subsidiary may be required to withhold with respect to shares of Common Stock received pursuant to a transaction

14

  described in subsection (a) above. Such a loan will be for a term, at a rate of interest and pursuant to such other terms and rules as the Committee may establish.

        6.7    Amendment, Termination and Suspension.

          (a)  The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan (or any part hereof). In addition, the Committee may, from time to time, amend or modify any provision of this Plan except Section 6.4 and, with the consent of the Participant, make such modifications of the terms and conditions of such Participant's Award as it shall deem advisable. The Committee, with the consent of the Participant, may also amend the terms of any Option to provide that the Option price of the shares remaining subject to the original Award shall be reestablished at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment. No modification of any other term or provision of any Option which is amended in accordance with the foregoing shall be required, although the Committee may, in its discretion, make such further modifications of any such Option as are not inconsistent with or prohibited by this Plan. No Awards may be granted during any suspension of this Plan or after its termination.

          (b)  If an amendment would materially (i) increase the benefits accruing to Participants, (ii) increase the aggregate number of shares which may be issued under this Plan, or (iii) modify the requirements of eligibility for participation in this Plan, the amendment shall be approved by the Board and, to the extent then required by applicable law or deemed necessary or desirable by the Board, by a majority of the shareholders.

          (c)  In the case of Awards issued before the effective date of any amendment, suspension or termination of this Plan, such amendment, suspension or termination of the Plan shall not, without specific action of the Board or the Committee and the consent of the Participant, in any way modify, amend, alter or impair any rights or obligations under any Award previously granted under the Plan.

        6.8    Privileges of Stock Ownership.

        Except as otherwise expressly authorized by the Committee or under this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

        6.9    Effective Date of the Plan.

        This Plan shall be effective upon its approval by the Board, subject to approval by the shareholders of the Company within twelve months from the date of such Board approval.

        6.10    Term of the Plan.

        Unless previously terminated by the Board, this Plan shall terminate ten years after the Effective Date of the Plan, and no Awards shall be granted under it thereafter, but such termination shall not affect any Award theretofore granted.

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        6.11    Governing Law.

        This Plan and the documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of California. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective.

        6.12    Plan Construction.

          (a)  It is the intent of the Company that transactions in and affecting Awards in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfy any then applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of such rule or other exemptive rules under Section 16 of the Exchange Act in respect of those transactions and will not be subjected to avoidable liability thereunder. If any provision of the Plan or of any Award would frustrate or otherwise conflict with the intent expressed above, that provision to the extent possible shall be interpreted as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Company and is consistent with the purposes of the Plan as to such persons in the circumstances.

          (b)  It is the further intent of the Company that Options and Stock Appreciation Rights with an exercise or base price not less than Fair Market Value on the date of grant and Performance Share Awards under Section 5.2 of this Plan that are granted to or held by a person subject to Section 16 of the Exchange Act shall qualify as performance-based compensation under Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.

        6.13    Non-Exclusivity of Plan.

        Nothing in this plan shall limit or be deemed to limit the authority of the Board to grant options, stock awards or authorize any other compensations under any other plan or authority.

VII.  DEFINITIONS.

        7.1    Definitions.

          (a)  "Award" means an Option, which may be designated as a Nonqualified Stock Option or an Incentive Stock Option, a Stock Appreciation Right, Restricted Stock Award, Performance Share Award or Performance-Based Award.

          (b)  "Award Agreement" means a written agreement setting forth the terms of an Award.

          (c)  "Award Date" means the date upon which the Committee took the action granting an Award or such later date as is prescribed by the Committee or, in the case of Options granted under Section 2.6, the date specified in such Section 2.6.

          (d)  "Beneficiary" means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under this Plan in the event of a Participant's death.

          (e)  "Board" means the Board of Directors of the Company.

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          (f)    "Cash-Based Awards" mean Awards that, if paid, must be paid in cash and that are neither denominated in nor have derived the value of, nor an exercise or conversion privilege at a price related to, shares of Common Stock.

          (g)  "Cash Flow" shall mean cash and cash equivalents derived from either (i) net cash flow from operations, or (ii) net cash flow from operations, financings and investing activities, as determined by the Committee at the time the Award is granted.

          (h)  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (i)    "Commission" means the Securities and Exchange Commission.

          (j)    "Committee" means the Board or a committee appointed by the Board to administer this Plan, which committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom (i) in respect of any transaction at a time when the affected Participant may be subject to Section 162(m) of the Code, shall be an "outside director" within the meaning of Section 162(m) of the Code, and (ii) in respect of any transaction at a time when the affected Participant may be subject to Section 16 of the Exchange Act, shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Exchange Act.

          (k)  "Common Stock" means the Common Stock of the Company.

          (l)    "Company" means New Century Financial Corporation, a Delaware corporation, and its successors.

          (m)  "Director" means member of the board of Directors of the Company or any person performing similar functions with respect to the Company.

          (n)  "Earnings Per Share" shall mean earnings per share of Common Stock on a fully diluted basis determined by dividing (i) net earnings, less dividends on any preferred stock of the Company, by (ii) the weighted average number of common shares and common share equivalents outstanding.

          (o)  "Eligible Employee" means (i) an officer or key employee of the Company or a Subsidiary and (ii) any individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company, and who is selected to participate in this Plan by the Committee.

          (p)  "Event" means any of the following:

              (i)  Approval by the shareholders of the Company of the dissolution or liquidation of the Company;

              (ii)  Approval by the shareholders of the Company of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities other than Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former shareholders of the Company; or

            (iii)  Approval by the shareholders of the Company of the sale of substantially all of the Company's business assets to a person or entity which is not a Subsidiary.

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          (q)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (r)    "Fair Market Value" means (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD; or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the values established by the Committee for purposes of the Plan.

          (s)  "Gain on Sale of Loans" means the total gain recognized on loans sold through whole loan transactions or through securitizations, net of premiums paid to acquire such loans and net of expenses associated with the sale of such loans, as reported in the Company's quarterly and/or annual financial statements.

          (t)    "Incentive Stock Option" means an option which is designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

          (u)  "Loan Production Volume" means loans funded during any given period as reported in the Company's quarterly and/or annual financial statements.

          (v)  "Loan Quality" means the number of loans originated in accordance with the Company's underwriting policies and procedures and is measured as loans sold, either individually, through bulk sales transactions, or through securitizations, at a premium price as a percentage of total loans sold, based on information as reported in the Company's quarterly and/or annual financial statements.

          (w)  "Non-Employee Director" means a member of the Board who is not an officer or employee of the Company or a Subsidiary.

          (x)  "Non-Employee Director Participant" means a Non-Employee Director who has been granted an Option under Section 2.6.

          (y)  "Nonqualified Stock Option" means an option which is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet applicable legal requirements thereof. Any Option granted hereunder that is not designated as an Incentive Stock Option shall be deemed to be designated a Nonqualified Stock Option under this Plan and not an incentive stock option under the Code.

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          (z)  "Officer" means a president, vice-president, secretary, treasurer or principal financial officer, comptroller or principal accounting officer and any person routinely performing corresponding functions with respect to the Company.

          (aa) "Option" means an option to purchase Common Stock under this Plan. An Option shall be designated by the Committee as a Nonqualified Stock Option or an Incentive Stock Option.

          (bb) "Participant" means an Eligible Employee who has been granted an Award or a Non-Employee Director Participant.

          (cc) "Performance-Based Award" means an Award of a right to receive shares of Common Stock or other compensation (including cash) under Section 5.2, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

          (dd) "Performance Goal" shall mean Cash Flow, Earnings Per Share, Gain on Sale of Loans, Loan Production Volume, Loan Quality, Return on Equity, Total Stockholder Return, or any combination thereof.

          (ee) "Performance Share Award" means an award of a right to receive shares of cash or Common Stock under Section 5.1, or to receive shares of Common Stock or other compensation (including cash) under Section 5.2, the issuance or payment of which is contingent upon, among other things, the attainment of performance objectives specified by the Committee.

          (ff)  "Personal Representative" means the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant by legal proceeding or otherwise the power to exercise the rights and receive the benefits specified in this Plan.

          (gg) "Plan" means the New Century Financial Corporation 1995 Stock Option Plan, as amended.

          (hh) "QDRO" means an order requiring the transfer of an Award or portion thereof pursuant to a state domestic relations law to the spouse, former spouse, child or other dependent of a Participant. Such order must be in a form substantially identical to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended.

          (ii)  "Restricted Stock" means those shares of Common Stock issued pursuant to a Restricted Stock Award which are subject to the restrictions set forth in the related Award Agreement.

          (jj)  "Restricted Stock Award" means an award of a fixed number of shares of Common Stock to the Participant subject, however, to payment of such consideration, if any, and such forfeiture provisions, as are set forth in the Award Agreement.

          (kk) "Retirement" means retirement from employment by or providing services to the Company or any Subsidiary after age 65 and, in the case of employees, in accordance with the retirement policies of the Company then in effect.

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          (ll)  "Return on Equity" means consolidated net income of the Company (less any preferred dividends), divided by the average consolidated common shareholders equity.

          (mm)"Rule 16b-3" means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act as amended from time to time.

          (nn) "Securities Act" means the Securities Act of 1933, as amended.

          (oo) "Stock Appreciation Right" means a right to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, determined as provided in Section 3.3 (a).

          (pp) "Subsidiary" means any corporation or other entity a majority or more of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

          (qq) "Total Disability" means a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code.

          (rr)  "Total Stockholder Return" means, with respect to the Company or other entities (if measured on a relative basis), the (i) change in the market price of its Common Stock (as quoted on the principal market on which it is traded as of the beginning and ending of the period) plus dividends and other distributions paid, divided by (ii) the beginning quoted market price, all of which is adjusted for any changes in equity structure, including but not limited to stock splits and stock dividends.

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PROXY

NEW CENTURY FINANCIAL CORPORATION
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF THE COMPANY FOR ANNUAL MEETING, MAY 21, 2003

        The undersigned, a stockholder of NEW CENTURY FINANCIAL CORPORATION, a Delaware corporation (the "Company"), acknowledges receipt of a copy of the Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement and the Annual Report to Stockholders for the year ended December 31, 2002; and, revoking any proxy previously given, hereby constitutes and appoints Robert K. Cole and Brad A. Morrice and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to vote the shares of Common Stock of the Company standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Company's headquarters, 18400 Von Karman, Suite 1000, Irvine, California, on Wednesday, May 21, 2003 at 9:00 a.m., local time, and at any adjournment thereof, on all matters coming before said meeting.

The Board of Directors recommends a vote FOR Items 1-3.

1.	Nominees for a three-year term as a Class III member of the Company's Board of Directors: Robert K. Cole, Donald E. Lange and William J. Popejoy.
☐ FOR all nominees.	☐ WITHHOLD AUTHORITY to vote for all nominees.

(Authority to vote for any nominee named may be withheld by lining through that nominee's name.)

2.	Ratification of KPMG LLP's appointment as independent auditors of the Company for the fiscal year ending December 31, 2003.
☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	Approval of an amendment to the Company's 1995 Stock Option Plan that would increase the number of shares issuable under such plan by 1,000,000 shares.
☐ FOR	☐ AGAINST	☐ ABSTAIN
4.	In their discretion, upon any other matters as may properly come before the meeting or at any adjournment thereof.

        (Continued, and to be marked, dated and signed, on other side)

THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1-3. IF ANY NOMINEE BECOMES UNAVAILABLE FOR ANY REASON, THE PERSONS NAMED AS PROXIES SHALL VOTE FOR THE ELECTION OF SUCH OTHER PERSON AS THE BOARD OF DIRECTORS MAY PROPOSE TO REPLACE SUCH NOMINEE.

Dated:	, 2003
Dated:	, 2003
(Signature of Stockholder)
(Signature of Stockholder)

This proxy must be signed exactly as your name appears hereon. Executors, administrators, trustees, etc. should give full title, as such. If the stockholder is a corporation, a duly authorized officer should sign on behalf of the corporation and should indicate his or her title.
☐ Please check this box if you plan to attend the Annual Meeting of Stockholders.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

QuickLinks

NOTICE OF ANNUAL MEETING
TABLE OF CONTENTS
QUESTIONS AND ANSWERS
PROPOSALS YOU MAY VOTE ON
PROPOSAL 1
ELECTION OF DIRECTORS
PROPOSAL 2
RATIFICATION OF INDEPENDENT AUDITORS
PROPOSAL 3
AMENDMENT TO INCREASE SHARES AVAILABLE UNDER THE 1995 STOCK OPTION PLAN
SUMMARY OF OUR STOCK OPTION PLAN
EQUITY COMPENSATION PLANS
Equity Compensation Plan Table
SPECIFIC BENEFITS; AGGREGATE PAST GRANTS UNDER OUR STOCK OPTION PLAN
SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT AND PRINCIPAL STOCKHOLDERS
PERFORMANCE GRAPH
Total Return Performance
BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD
AUDIT COMMITTEE REPORT
REPORT OF COMPENSATION COMMITTEE
EXECUTIVE COMPENSATION
  APPENDIX A
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF NEW CENTURY FINANCIAL CORPORATION
  Exhibit A
NEW CENTURY FINANCIAL CORPORATION 1995 STOCK OPTION PLAN